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                                    20TH CENTURY INDUSTRIES
                                   SAVINGS AND SECURITY PLAN

                                   AMENDMENT AND RESTATEMENT


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                                        TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE I   GENERAL .......................................................  1
    1.1     Plan Name and Purpose .........................................  1
    1.2     Effective Date.................................................  1

ARTICLE II DEFINITIONS.....................................................  2
    2.1     Accounts.......................................................  2
    2.2     Affiliated Company.............................................  2
    2.3     Beneficiary....................................................  3
    2.4     Board of Directors.............................................  3
    2.5     Code...........................................................  3
    2.6     Committee......................................................  3
    2.7     Company........................................................  3
    2.8     Company Stock..................................................  3
    2.9     Compensation...................................................  3
    2.10    Compensation Deferral Contributions............................  5
    2.11    Deferral Limitation............................................  5
    2.12    Distributable Benefit..........................................  6
    2.13    Effective Date.................................................  6
    2.14    Eligible Employee..............................................  6
    2.15    Employee.......................................................  6
    2.16    Employment Commencement Date...................................  7
    2.17    ERISA..........................................................  7
    2.18    Hardship.......................................................  7
    2.19    Highly Compensated Employee....................................  8
    2.20    Hour of Service................................................ 10
    2.21    Investment Fund................................................ 10
    2.22    Investment Manager............................................. 11
    2.23    Leave of Absence............................................... 11
    2.24    Matching Contributions......................................... 11
    2.25    Normal Retirement.............................................. 11
    2.26    Normal Retirement Date......................................... 11
    2.27    Participant.................................................... 11
    2.28    Participant Voluntary Contributions............................ 11
    2.29    Participation Commencement Date................................ 11
    2.30    Participating Employer......................................... 11
    2.31    Period of Service.............................................. 12
    2.32    Period of Severance............................................ 13
    2.33    Plan........................................................... 13
    2.34    Plan Administrator............................................. 14
    2.35    Plan Year...................................................... 14
    2.36    Policy......................................................... 14
    2.37    Policyholder................................................... 14
    2.38    Postponed Retirement Date...................................... 14
    2.39    Spouse ........................................................ 14
    2.40    Total and Permanent Disability................................. 14
    2.41    Trust and Trust Fund........................................... 14
    2.42    Trust Agreement................................................ 15
    2.43    Trustee ....................................................... 15
    2.44    Valuation Date................................................. 15
    2.45    Vested Interest ............................................... 15

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                                                                           Page
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ARTICLE III ELIGIBILITY AND PARTICIPATION.................................. 16
  3.1      Eligibility to Participate...................................... 16
  3.2      Date of Commencement of Participation........................... 16
  3.3      Termination of Participation.................................... 16

ARTICLE IV TRUST FUND...................................................... 17
  4.1      Trust Fund...................................................... 17
  4.2      Contributions to the Trust Fund................................. 17
  4.3      Investments..................................................... 17
  4.4      Company, Committee and Trustee Not Responsible for Adequacy
              of Trust Fund................................................ 17

ARTICLE V EMPLOYEE CONTRIBUTIONS........................................... 18
  5.1      Employee Compensation Deferral Agreement........................ 18
  5.2      Participant Voluntary Contributions............................. 18
  5.3      Changes in Compensation Deferral Agreement and Participant
              Voluntary Contributions...................................... 19
  5.4      Character of Amounts Contributed as Compensation Deferrals...... 19
  5.5      Amount Subject to Deferral...................................... 19
  5.6      Limitation on Compensation Deferral Contributions............... 19
  5.7      Provisions for Return of Annual Compensation Deferral
              Contributions in Excess of the Deferral Limitation........... 22
  5.8      Provision for Return of Excess Deferrals by Highly Compensated
              Employees.................................................... 23
  5.9      Limitations on Participant Voluntary Contributions and Matching
              Contributions................................................ 24
  5.10     Provision for Disposition of Excess Participant Voluntary
              Contributions or Matching Company Contributions on Behalf
              of Highly Compensated Employees.............................. 26
  5.11     Forfeiture of Matching Contributions Attributable to Excess
              Deferrals or Contributions................................... 28
  5.12     Participant Rollover/Transfer Contributions..................... 28

ARTICLE VI COMPANY CONTRIBUTIONS........................................... 30
  6.1      Amount of Contributions......................................... 30
  6.2      Insufficient Profits............................................ 30
  6.3      Time of Contribution............................................ 31
  6.4      Irrevocability.................................................. 31

ARTICLE VII PARTICIPANT ACCOUNTS AND ALLOCATIONS........................... 32
  7.1      General......................................................... 32
  7.2      Allocation of Participating Employer Contributions.............. 32
  7.3      Investment Funds................................................ 32
  7.4      Allocation of Contributions to Investment Funds................. 33
  7.5      Treatment of Accounts Upon Termination of Employment............ 35
  7.6      Accounting Procedures........................................... 35

ARTICLE VIII SPECIAL PROVISIONS CONCERNING COMPANY
 STOCK EFFECTIVE AS OF JULY 1, 1993........................................ 36
  8.1      Securities Transactions......................................... 36
  8.2      Valuation of Company Securities................................. 36
  8.3      Allocation of Stock Dividends and Splits........................ 36
  8.4      Reinvestment of Dividends....................................... 37
  8.5      Voting of Company Stock......................................... 37


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                                                                           Page
                                                                           ----
  8.6     Certain Offers for Company Stock................................. 38
  8.7     Confidentiality Procedures....................................... 40
  8.8     Securities Law Limitation........................................ 40

ARTICLE IX VESTING; PAYMENT OF PLAN BENEFITS............................... 41
  9.1     Vesting.......................................................... 41
  9.2     Distribution Upon Retirement..................................... 41
  9.3     Distribution Upon Death Prior to Commencement of Benefits........ 42
  9.4     Distribution Upon Death After Commencement of Benefits........... 42
  9.5     Distribution Upon Disability Prior to Retirement Date............ 43
  9.6     Termination of Employment Prior to Normal Retirement Date........ 43
  9.7     Forms and Methods of Distributions............................... 44
  9.8     Election for Direct Rollover of Vested Interest to Eligible
             Retirement Plan............................................... 45
  9.9     Forfeitures/Repayment............................................ 47
  9.10    Withdrawals...................................................... 47
  9.11    Designation of Beneficiary....................................... 48
  9.12    Facility of Payment.............................................. 50
  9.13    Payee Consent.................................................... 50
  9.14    Additional Documents............................................. 50
  9.15    Loans............................................................ 51

ARTICLE X VALUATION OF ACCOUNTS............................................ 54

ARTICLE XI OPERATION AND ADMINISTRATION OF THE PLAN........................ 56
  11.1    Plan Administration.............................................. 56
  11.2    Committee Powers................................................. 56
  11.3    Investment Manager............................................... 57
  11.4    Periodic Review.................................................. 58
  11.5    Committee Procedure.............................................. 58
  11.6    Compensation of Committee........................................ 58
  11.7    Resignation and Removal of Members............................... 59
  11.8    Appointment of Successors........................................ 59
  11.9    Records.......................................................... 59
  11.10   Reliance Upon Documents and Opinions............................. 59
  11.11   Requirement of Proof............................................. 60
  11.12   Reliance on Committee Memorandum................................. 60
  11.13   Multiple Fiduciary Capacity...................................... 60
  11.14   Limitation on Liability.......................................... 60
  11.15   Indemnification.................................................. 60
  11.16   Bonding.......................................................... 61
  11.17   Prohibition Against Certain Actions.............................. 61
  11.18   Plan Expenses.................................................... 61

ARTICLE XII MERGER OF COMPANY; MERGER OF PLAN.............................. 62
  12.1    Effect of Reorganization or Transfer of Assets................... 62
  12.2    Merger Restriction............................................... 62

ARTICLE XIII PLAN TERMINATION AND DISCONTINUANCE OF
 CONTRIBUTIONS............................................................. 63
  13.1    Plan Termination................................................. 63
  13.2    Discontinuance of Contributions.................................. 63
  13.3    Rights Of Participants........................................... 64
  13.4    Trustee's Duties on Termination.................................. 64

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                                                                           Page
                                                                           ----
  13.5    Partial Termination.............................................. 64
  13.6    Failure to Contribute............................................ 65
  13.7    Distributions Upon Sale of Assets or Sale of Subsidiary.......... 65

ARTICLE XIV APPLICATION FOR BENEFITS....................................... 66
  14.1    Application for Benefits......................................... 66
  14.2    Action on Application............................................ 66
  14.3    Appeals.......................................................... 66

ARTICLE XV LIMITATIONS ON CONTRIBUTIONS.................................... 68
  15.1    General Rule..................................................... 68
  15.2    Annual Additions................................................. 68
  15.3    Other Defined Contribution Plans................................. 69
  15.4    Combined Plan Limitation (Defined Benefit Plan).................. 69
  15.5    Adjustments for Excess Annual Additions.......................... 70
  15.6    Disposition of Excess Company Contribution Amounts............... 71
  15.7    Affiliated Company............................................... 71

ARTICLE XVI RESTRICTION ON ALIENATION...................................... 72
  16.1    General Restrictions Against Alienation.......................... 72
  16.2    Nonconforming Distributions Under Court Order.................... 72

ARTICLE XVII PLAN AMENDMENTS............................................... 74
  17.2    Retroactive Amendments........................................... 74
  17.3    Amendment of Vesting Provisions.................................. 74

ARTICLE XVIII MISCELLANEOUS................................................ 75
  18.1    No Enlargement of Employee Rights................................ 75
  18.2    Mailing of Payments; Lapsed Benefits............................. 75
  18.3    Addresses........................................................ 76
  18.4    Notices and Communications....................................... 76
  18.5    Reporting and Disclosure......................................... 76
  18.6    Governing Law.................................................... 77
  18.7    Interpretation................................................... 77
  18.8    Withholding for Taxes............................................ 77
  18.9    Limitation on Company; Committee and Trustee Liability........... 77
  18.10   Successors and Assigns........................................... 77
  18.11   Counterparts..................................................... 77

ARTICLE XIX TOP-HEAVY PLAN RULES........................................... 78
  19.1    Applicability.................................................... 78
  19.2    Definitions...................................................... 78
  19.3    Top-Heavy Status................................................. 79
  19.4    Minimum Contributions............................................ 81
  19.5    Maximum Annual Addition.......................................... 82
  19.6    Vesting Rules.................................................... 82
  19.7    Non-Eligible Employees........................................... 82



                                      iv
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                          AMENDMENT AND RESTATEMENT OF

                            20TH CENTURY INDUSTRIES

                           SAVINGS AND SECURITY PLAN

                                    ARTICLE I

                                     GENERAL

1.1     PLAN NAME AND PURPOSE.

          The name of this Plan is the "20th Century Industries Savings and Security Plan" (the "Plan"). The purpose of this instrument is to amend and restate the Plan in its entirety.

          This Plan is intended to qualify under Code Section 401(a) as a profit sharing plan and, with respect to the portion hereof intended to qualify as a qualified cash or deferred arrangement, to satisfy the requirements of Code
Section 401(k).

1.2     EFFECTIVE DATE.

                    (a) The general effective date of this amendment and restatement of the Plan shall be January 1, 1989, except as otherwise expressly provided herein.

                    (b) The provisions of this amendment and restatement of the Plan relating to the investment of Participant contributions under the Plan in Company Stock shall be effective as of July 1, 1993.


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                                    ARTICLE II

                                    DEFINITIONS
2.1     ACCOUNTS.

             "Accounts" or "Participant's Accounts" means the following Plan accounts maintained by the Committee for each Participant as required by
Article VII:

                    (a) "Compensation Deferral Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Compensation Deferral Contributions made in accordance with Section 5.1(a) hereof.

                    (b) "Participant Voluntary Contribution Account" shall mean the account established and maintained for each Participant under
     Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Participant Voluntary Contributions in accordance with Section 5.8 hereof.

                    (c) "Company Contribution Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Matching Contributions made under Sections 6.1(b) and
     (c) hereof and any discretionary contributions made under Section 6.1(d) hereof.

                    (d) "Rollover/Transfer Account" shall mean the account established and maintained under Article V for a Participant to reflect amounts held in the Trust Fund which are attributable to Participant rollover or transfer contributions under Section 5.12.

2.2     AFFILIATED COMPANY.

             "Affiliated Company" shall mean:

                    (a) Any corporation that is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, that includes the Company,

                    (b) Any trade or business that is under common control with the Company within the meaning of Section 414(c) of the Code,

                    (c) Any member of an affiliated service group, within the meaning of Section 414(m) of the Code, that includes the Company, and

                    (d) Any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

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2.3     BENEFICIARY.

            "Beneficiary" or "Beneficiaries" means the person or persons last designated by a Participant as set forth in Section 8.10 or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated in Section 8.10 to receive the interest of a deceased Participant in such event.

2.4     BOARD OF DIRECTORS.

             "Board of Directors" shall mean the Board of Directors of 20th Century Industries as it may from time to time be constituted or the Executive Committee of the Board of Directors (if duly authorized to act for and in place of the Board of Directors).

2.5     CODE

              "Code" shall mean the Internal Revenue Code of 1986, as in effect on the date of execution of this Plan document and as thereafter amended from time to time.

2.6     COMMITTEE.

              "Committee" shall mean the Committee described in Article X hereof.

2.7     COMPANY.

              "Company" shall mean 20th Century Industries.

2.8     COMPANY STOCK.

              "Company Stock" shall mean whichever of the following is applicable:

                   (a) So long as the Company has only one class of stock, that class of stock.

                   (b) In the event the Company at any time has more than one class of stock, the class (or classes) of the Company's stock constituting "employer securities" as that term is defined in
     Section 409A(1) of the Code.

2.9     COMPENSATION.

                   (a) "Compensation" shall mean any cash compensation paid by the Company during a Plan Year by reason of services performed by an Employee, including overtime pay, bonuses, and special allowances and compensation, subject, however, to the following special rules and to the provisions of Subsections 2.9(b) and (c). The following shall not be taken into account in determining Compensation:

                         (i) Fringe benefits, and contributions by the Company to and benefits under any employee benefit plan;

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                         (ii) Amounts paid or payable by reason of services
          performed during any period in which an Employee is not a Participant under this Plan;

                         (iii) Amounts included in any Employee's gross income with respect to life insurance as provided by Code Section 79;

                         (iv) Amounts paid to Employees as special remuneration based on profits, discretionary judgment bonuses, severance pay or other special payments;

                   (b) Solely for purposes of Article XV (relating to certain limitations on certain annual additions to or benefits from employee pension benefit plans) and Article XIX of this Plan (relating to special rules applicable to certain Top-Heavy plans), the term "Compensation" shall mean

                         (i) To the extent required under Treas. Reg. Section 1.415-2(d)(2), all of the following:

                              (A) The Employee's wages, salaries, and fees for
               professional services and other amounts includible in the Employee's gross income during the Plan Year (without regard to whether or not an amount is received in cash), which amounts are received for personal services actually rendered in the course of employment with a Participating Employer (including, but not limited to commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances under a nonaccountable plan (as described in Treas. Reg.
               Section 1.61-2(c)).

                              (B) In the case of an Employee who is an Employee
               within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Employee's earned income (as described in Code
               Section 401(c)(2) and the regulations thereunder).

                              (C) Amounts described in Code Sections 104(a)(3),
               105(a), and 105(h), but only to the extent that these amounts are includible in the gross income of the Employee.

                              (D) Amounts paid or reimbursed by the Employer for
                moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code Section 217.

                              (E) The value of a non-qualified stock option
                granted to an Employee by the Participating Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.

                              (F) The amount includible in the gross income
                of an Employee upon making the election described in Code Section 83(b).

                         (ii) To the extent required by Treas. Reg.
          Section 1.415-2(d)(3), none of the following:

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                              (A) Participating Employer contributions to a plan
                of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Participating Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                              (B) Amounts realized from the exercise of a
                non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                              (C) Amounts realized from the sale, exchange or
                other disposition of stock acquired under a qualified stock option; and

                              (D) Other amounts which received special tax
                benefits, or contributions made by a Participating Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee).

     For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of Article XV, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

                    (c) Solely for purposes of Sections 5.4 and 5.8 Compensation for any Plan Year is the compensation actually paid or includible in the Participant's gross income during such year plus salary deferral contributions for such year.

                    (d) Effective for Plan Years commencing on and after January 1, 1989, the "Compensation" of any Employee taken into account under the Plan for any Plan Year shall not exceed $200,000, as that amount is adjusted each year by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d). In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then, the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Subsection (d) prior to the application of this limitation.

2.10     COMPENSATION DEFERRAL CONTRIBUTIONS.

          "Compensation Deferral Contributions" shall mean contributions described in Section 5.1(a).

2.11     DEFERRAL LIMITATION.

          "Deferral Limitation" shall mean the dollar limitation on the exclusion of elective deferrals from a Participant's gross income under
Section 402(g) of the Code, as in effect with respect to the taxable year of the Participant.

2.12     DISTRIBUTABLE BENEFIT.

               "Distributable Benefit" shall mean the Vested Interest of a Participant in this Plan which is determined and distributable to the Participant upon termination of the Participant's employment in accordance with the provisions of Articles IX and X.

2.13     EFFECTIVE DATE.

              "Effective Date" shall mean the effective date of this amendment and restatement which is January 1, 1989, except as otherwise expressly provided herein.

2.14     ELIGIBLE EMPLOYEE.

              "Eligible Employee" shall include any Employee who is employed by a Participating Employer excluding, however,

                   (a) any such Employee with respect to any period of time during which a Participating Employer is obligated to contribute to any other employee pension benefit plan with respect to such Employee as a result of a collective bargaining agreement,

                   (b) any Employee who is covered by a collective bargaining agreement to which a Participating Company is a party if there is evidence that retirement benefits were the subject of good faith bargaining between the Participating Employer and the collective bargaining representative, unless the collective bargaining agreement provides for coverage under this Plan, or

                   (c) any Employee who is a "leased employee," within the meaning of Code Section 414(n).

2.15     EMPLOYEE.

                   (a) "Employee" shall mean each person currently employed in any capacity by the Company or an Affiliated Company, any portion of whose Compensation paid by the Company or an Affiliated Company is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company or an Affiliated Company;

                   (b) In addition, "Employee" shall mean "leased employees" within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Company's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of this Plan.

                   (c) Although Eligible Employees are the only class of Employees eligible to participate in this Plan, the term "Employee" is used to refer to persons employed in a non-Eligible Employee capacity as well as Eligible Employee category.

     Thus, those provisions of this Plan that are not limited to Eligible Employees, such as those relating to Hours of Service, apply to both Eligible and non-Eligible Employees.

2.16     EMPLOYMENT COMMENCEMENT DATE.

               "Employment Commencement Date" shall mean each of the following:

                   (a) The date on which an Employee first performs an Hour of Service in any capacity for the Company or an Affiliated Company with respect to which the Employee is compensated or is entitled to cash remuneration by the Company or the Affiliated Company.

                   (b) In the case of an Employee whose employment is terminated and who is reemployed by the Company or an Affiliated Company after he/she incurs a Period of Severance, the term "Employment Commencement Date" shall also mean the first day following the termination of employment on which the Employee performs an Hour of Service for the Company or an Affiliated Company with respect to which he/she is compensated or entitled to cash remuneration by the Company or an Affiliated Company.

2.17     ERISA.

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.18     HARDSHIP.

              "Hardship" shall be determined in accordance with regulations promulgated under Section 401(k) of the Code. "Hardship" shall be deemed to exist with respect to a distribution necessary to meet the immediate and heavy financial needs of the Participant, if the amount required to meet such financial needs is not readily available to the Participant from other resources, including a distribution for:

              (a) expenses for medical care described in Code Section 213(d) of Participant and his/her Spouse or dependents,

              (b) payment of tuition, fees and other expenses for college or graduate school education of the Participant or his/her Spouse or dependents for the next twelve (12) months, or

              (c) costs directly related for the purchase of a primary residence by a Participant or for major alterations to a primary residence already owned by him.

              (d) payments necessary to prevent the eviction of the Participant from the Participants' principal residence or foreclosure on the mortgage of such residence.

The existence of a Participant's financial hardship and the amount required to meet the need created by the hardship shall be determined by the Committee in accordance with Section 9.10 and rules of uniform application which the Committee may from time to time prescribe.

2.19     HIGHLY COMPENSATED EMPLOYEE.

              (a) "Highly Compensated Employee" shall mean any Employee who, during the Plan Year, or the preceding Plan Year,

                   (i) was at any time a Five Percent Owner,
                   (ii) received Compensation from a Participating Employer in excess of $75,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d),

                   (iii) received Compensation from a Participating Employer in excess of $50,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d), and was in the top-paid group of Employees for such Plan Year, or

                   (iv) was at any time an officer and received Compensation greater than fifty percent (50%) of the amount in effect under
         Section 415(b)(l)(A) of the Code for such Plan Year.

              (b) Determination of a Highly Compensated Employee shall be in accordance with the following special rules:

                   (i) In the case of the Plan Year for which the relevant determination is being made, an Employee not described in Paragraph
         (ii), (iii), or (iv) of (a) above for the preceding Plan Year (without regard to Paragraph (i)) shall not be treated as described in Paragraph (ii), (iii), or (iv) of (a) above unless such Employee is a member of the group consisting of the 100 Employees paid the greatest Compensation during the Plan Year for which such determination is being made.

                   (ii) An Employee shall be treated as a Five Percent Owner for any Plan Year if at any time during such Plan Year such Employee was a Five Percent Owner (as defined in Section 19.2(b)).

                   (iii) An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such Plan Year.

                   (iv) For purposes of Paragraph (iv) of Subsection (a) above, no more than fifty (50) Employees (or, if lesser, the greater of three
         (3) Employees or ten percent (10%) of the Employees) shall be treated as officers. To the extent required by Code Section 414(q), if for any Plan Year no officer of the Participating Employer is described in Paragraph (iv) of Subsection (a) above, the highest paid officer of the Employer for such year shall be treated as described in that section.

                   (v) If any individual is a "family member" with respect to a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Plan Year, then

                   (A) such individual shall not be considered a separate Employee, and

                   (B) any Compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five Percent Owner or Highly Compensated Employee.

     For purposes of this Paragraph (v), the term "family member" means, with respect to any Employee, such Employee's Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

              (vi) For purposes of this Section, the term "Compensation" means Compensation as set forth in Section 2.9(b)(i), without regard to the limitations of Section 2.9(b)(ii); provided, however, the determination under this Paragraph (vi) shall be made without regard to Sections 125, 402(a)(8), and 401(h)(1)(B), and in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to
     Section 403(b).

              (vii) For purposes of determining the number of Employees in the top-paid group under Paragraph (iii) of Subsection (a) above, the following Employees shall be excluded:

                   (A) Employees who have not completed six (6) months of Service,

                   (B) Employees who normally work less than 17-1/2 hours per week,

                   (C) Employees who normally work not more than six (6) months during any Plan Year,

                   (D)   Employees who have not attained age 21,

                   (E) Except to the extent provided in Treasury Regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and Employer, and

                   (F) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3)).

     A Participating Employer may elect to apply Subparagraphs (A) through (D) above by substituting a shorter period of Service, smaller number of hours or months, or lower age for the period of service, number of hours or months, or (as the case may be) than as specified in such Subparagraphs.

              (viii) A former Employee shall be treated as a Highly Compensated Employee if:

                   (A) such Employee was a Highly Compensated Employee when such Employee incurred a Severance, or

                   (B) such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

              (ix) Code Sections 414(b), (c), (m), (n), and (o) shall be applied before the application of this Section 2.19.

         (c) To the extent permissible under Code Section 414(q), the Committee may determine which Employees shall be categorized as Highly Compensated Employees by applying a simplified method and calendar year election prescribed by the Internal Revenue Service.

2.20     HOUR OF SERVICE.

         (a) "Hour of Service" of an Employee shall mean the following:

                   (i) Each hour for which the Employee is paid by the Participating Employer or an Affiliated Company or entitled to payment for the performance of services as an Employee.

                   (ii) Each hour in or attributable to a period of time during which the Employee performs no duties (irrespective of whether he has terminated his Employment) due to a vacation, holiday, illness, incapacity {including pregnancy or disability), layoff, jury duty, military duty or a Leave of Absence, for which he is so paid or so entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Employee if such Employee is directly or indirectly paid or entitled to payment for such hours and if such payment or entitlement is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws or is a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                   (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Participating Employer or an Affiliated Company, provided that such Employee has not previously been credited with an Hour of Service with respect to such hour under paragraphs (i) or (ii) above.

              (b) Hours of Service under Subsections (a)(ii) and (a)(iii) shall be calculated in accordance with Department of Labor Regulation 29 C.F.R.
     Section 2530.200b-2(b). Hours of Service shall be credited to the appropriate computation period according to the Department of Labor Regulation Section 2530.200b-2(c). However, an Employee will not be considered as being entitled to payment until the date when the Participating Employer or the Affiliated Company would normally make payment to the Employee for such Hour of Service.

2.21     INVESTMENT FUND.

         "Investment Fund" shall mean any of the separate Investment Funds established by the Committee for purposes of the investment of amounts contributed to this Plan, as provided in Section 7.3.

2.22 INVESTMENT MANAGER.

       "Investment Manager" means the one or more Investment Managers, if any, that are appointed pursuant to Section 11.3.

2.23 LEAVE OF ABSENCE.

       "Leave of Absence" shall mean any absence without pay authorized by the Company or an Affiliated Company which employs an Employee under the standard personnel practices of such Company or Affiliated Company. All persons under similar circumstances shall be treated alike in the granting of such Leaves of Absence.

2.24 MATCHING CONTRIBUTIONS.

       "Matching Contributions" shall mean contributions described in Sections 6.1(b) and (c).

2.25 NORMAL RETIREMENT.

       "Normal Retirement" shall mean a Participant's termination of employment on or after attaining the Plan's Normal Retirement Date (other than by reason of death or Total and Permanent Disability).

2.26 NORMAL RETIREMENT DATE.

       "Normal Retirement Date" shall be the first day of the month coinciding with or next following the Participant s sixty-fifth birthday.

2.27 PARTICIPANT.

       "Participant" shall mean any Eligible Employee who has satisfied the participation requirements set forth in Article III and has begun participation in this Plan.

2.28 PARTICIPANT VOLUNTARY CONTRIBUTIONS.

       "Participant Voluntary Contributions" are after-tax contributions made pursuant to Section 5.2.

2.29 PARTICIPATION COMMENCEMENT DATE.

       "Participation Commencement Date" shall mean the day on which an Employee's participation in this Plan may commence in accordance with the provisions of Article III.

2.30 PARTICIPATING EMPLOYER.

       "Participating Employer" shall mean each unit, division or other segment of 20th Century Industries to which this Plan is extended by action of the Board of Directors, and each unit, division or other segment of an Affiliated Company (or similar entity), which unit, division or segment has been granted permission by the Board of Directors to participate in this Plan, provided contributions are being made hereunder for Eligible Employees of such Participating Employer. This permission shall be granted under such conditions and upon such conditions as the Board of Directors deems appropriate.

2.31 PERIOD OF SERVICE.

       "Period of Service" shall mean a period of time computed under an "elapsed time" method, as follows:

           (a) An Employee shall be credited with a Period of Service equal to the elapsed time between his/her Employment Commencement Date and the date on which he/she commences a Period of Severance.

           (b) If an Employee incurs a Period of Severance and is subsequently reemployed by a Participating Employer, he/she shall be credited with a Period of Service pursuant to the following rules:

               (i) An Employee shall receive credit for a Period of Severance as if it were a Period of Service if such Period of Severance commences by reason of a quit, discharge or retirement and the Participant is reemployed by a Participating Employer within 12 months after the commencement of such Period of Severance.

               (ii) An Employee shall receive credit for a Period of Severance as if it were a Period of Service if such Period of Severance commences by reason of a quit, discharge or retirement during a time in which such Employee is absent from service for a reason other than quit, discharge or retirement and the Employee is reemployed by a Participating Employer within 12 months after his/her initial absence from service.

               (iii) Except as provided in Paragraphs 2.31(b)(i) and (ii) hereof, the Period of Severance shall not be included in the Employee's Period of Service and, subject to Subsection 2.31(c) hereof, all of an Employee's Periods of Service shall be aggregated for purposes of the Plan.

           (c) If an Employee who has earned no vested interest in his/her Accounts has a Period of Severance equal to the greater of (i) five years, or (ii) the aggregate number of years of his/her Period of Service before such Period of Severance, then his/her prior Periods of Service shall be disregarded for all purposes of the Plan. Otherwise an Employee's total Period of Service shall be determined by aggregating all of the Employee's individual Periods of Service; however, no Periods of Service shall be included that are not required to be taken into account under Code
    Section 411(a)(6).

           (d) Notwithstanding any other provision of this Plan, service performed by Employees for an Affiliated Company (or a unit or division of such company or the Company) prior to the date as of which such entity becomes an Affiliated Company (or a unit or division of such company or the Company) shall not be taken into account in computing Periods of Service for any purpose of this Plan, except to the extent and in the manner determined by resolution of the Board of Directors.

2.32 PERIOD OF SEVERANCE.

       "Period of Severance" means:

           (a) The period of time commencing on the earlier of

               (i) the date on which an Employee quits, retires, is discharged, or dies; or

               (ii) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Company and all Affiliated Companies for any reason other than quit, retirement, discharge or death (such as vacation, holiday, sickness, disability, leave of absence or layoff), and continuing until the first day, if any, on which the Participant completes one or more hours of service for which he/she is directly or indirectly paid by the Company or an Affiliated Company for the performance of duties as an Employee.

           (b) In the case of an Employee who is absent from work for maternity or paternity reasons, no Period of Severance shall commence until the second anniversary of the first date of such leave of absence. The period between the date of commencement of an absence for maternity or paternity reasons and the first anniversary thereof shall be considered a Period of Service; the period between the first and second anniversaries of the commencement of such absence shall be considered neither a Period of Service nor a Period of Severance. For purposes of this Subsection 2.32(b), an absence from work for maternity or paternity reasons means an absence

               (i) By reason of pregnancy of the Employee,

               (ii) By reason of the birth of a child of the Employee,

               (iii) By reason of the placement of a child with the employee in connection with the adoption of such child by such employee or

               (iv) For purposes of caring for such child for a period beginning immediately following such birth or placement.

2.33 PLAN.

       "Plan" shall mean the 20th Century Industries Savings and Security Plan herein set forth, and as it may be amended from time to time.

2.34 PLAN ADMINISTRATOR.

       "Plan Administrator" shall mean the administrator of the Plan, within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be 20th Century Industries.

2.35 PLAN YEAR.

       "Plan Year" shall mean the twelve month period beginning each January 1 and ending on the following December 31.

2.36 POLICY.

       "Policy" shall mean the group investment contract issued by an insurance company in which the assets of the Plan are invested.

2.37 POLICYHOLDER.

       "Policyholder" shall mean the Company or Affiliated Company to whom the Policy is issued.

2.38 POSTPONED RETIREMENT DATE.

       "Postponed Retirement Date" shall mean the first day of any month following a Participant's Normal Retirement Date on which such Participant's termination of employment occurs.

2.39 SPOUSE.

       "Spouse" shall mean the person to whom a Participant is legally married as of the date of the payment of all or a portion of the Participant's Distributable Benefit, or in the case of a payment after the Participant's death, the person to whom the Participant is legally married as of the date of the Participant's death. To the extent required under a qualified domestic relations order, a former spouse shall be treated as a Spouse.

2.40 TOTAL AND PERMANENT DISABILITY.

       An individual shall be considered to be suffering from a "Total and Permanent Disability" if the Committee determines that he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. An individual's disabled status shall be determined by the Committee, based on such evidence as the Committee determines to be sufficient, including, but not limited to, examination at the Company's expense by a physician of the Company s choice.

2.41 TRUST AND TRUST FUND.

       "Trust" or "Trust Fund" shall mean the assets of the trust established under the trust agreement pursuant to Article IV.

2.42 TRUST AGREEMENt.

       "Trust Agreement" shall mean the one or more trust agreements entered into by the Company in accordance with the provisions of Article IV for the purpose of holding contributions and earnings under this Plan.

2.43 TRUSTEE.

       "Trustee" shall mean the corporation or person or persons duly appointed pursuant to the terms of the Trust Agreement to act as trustee of all or a portion of the assets of the Trust Fund.

2.44 VALUATION DATE.

       "Valuation Date" shall mean the last day of each month during the Plan Year, as of which dates the value of the Trust Fund and of Participants' Accounts shall be determined.

2.45 VESTED INTEREST.

       "Vested Interest" or "Vested Right" shall mean the interest of a Participant in his/her Accounts which is vested and nonforfeitable pursuant to the provisions of Article IX of this Plan.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

3.1  ELIGIBILITY TO PARTICIPATE.

               (a) Every Eligible Employee who was a Participant in the Plan on December 31, 1988 shall automatically continue as a Participant on January 1, 1989, and shall so continue until his/her participation terminates in accordance with Section 3.3 below.

               (b) Every Eligible Employee who is not eligible to participate in this Plan under Subsection 3.1(a) above shall become eligible to participate in this Plan on the first day of the month following the later of (i) the date he/she attains age twenty (20) or (ii) the date he/she first completes a one year Period of Service.

               (c) If an Eligible Employee ceases to be an Eligible Employee he/she shall again become eligible to participate in the Plan on the later of (i) the date he/she again becomes an Eligible Employee, or (ii) the date he/she satisfies the service requirement set forth in Section 3.1(b).

               (d) Notwithstanding the preceding rules of this Section 3.1, the actual date upon which an Employee will commence participation will be determined pursuant to the rules of Section 3.2 below.

3.2  DATE OF COMMENCEMENT OF PARTICIPATION.

          Every Eligible Employee who has satisfied the requirements of Section
3.1 for participation in the Plan shall become a Participant in the Plan by entering into a Compensation deferral agreement as set forth in Section 5.1. The Committee may prescribe such rules as it deems appropriate in connection with such Compensation deferral agreements.

3.3  TERMINATION OF PARTICIPATION.

          A vested Participant or a non-vested Participant whose Period of Service cannot be disregarded under Section 2.32(c) whose employment terminates and who is reemployed after a Period of Severance shall be eligible to participate immediately as of his/her subsequent Employment Commencement Date as an Eligible Employee.

                                  ARTICLE IV

                                  TRUST FUND

4.1  TRUST FUND.

          To carry out the purposes of this Plan, the Company shall enter into a Trust Agreement providing that funds received by the Trustee as contributions under the Plan shall be held for the benefit of Participants or their Beneficiaries and managed, invested and distributed in accordance with the Plan. In addition, funds may be held under an insurance company contract that meets the requirements of Code Section 401(f).

4.2  CONTRIBUTIONS TO THE TRUST FUND.

          The Company shall transfer to the Trustee all contributions made under the terms of this Plan as soon as is practicable after such contributions are made.

4.3  INVESTMENTS.

          The Trust Fund is authorized to invest in Company Stock and such other assets as the Committee or the Investment Manager (if applicable) may direct. To the extent provided in Section 7.3, Participants may direct the investment of the assets in their Accounts in the Trust Fund from among the Investment Funds which the Committee may from time to time make available.

4.4  COMPANY, COMMITTEE AND TRUSTEE NOT RESPONSIBLE FOR ADEQUACY OF TRUST FUND.

          The Company, Committee and Trustee shall not be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company, the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Except as required under the Plan or Trust or under Part 4 of Title I of ERISA, the Company shall not be responsible for any decision, act or omission of the Trustee, the Committee, or the Investment Manager (if applicable), and shall not be responsible for the application of any moneys, securities, investments or other property paid or delivered to the Trustee.

                                   ARTICLE V

                             EMPLOYEE CONTRIBUTIONS

5.1  EMPLOYEE COMPENSATION DEFERRAL AGREEMENT.

               (a) Each Employee who is eligible to join the Plan and who desires to become a Participant shall enter into a Compensation deferral agreement pursuant to Section 3.2 to have a percentage of his/her Compensation deferred for each payroll period for which such Compensation deferral agreement is in effect, except that the Committee shall determine the frequency of payroll deductions for a Participant whose Compensation is paid less frequently than monthly. The Participant may defer from one percent (1%) to twelve percent (12%) of his/her Compensation in whole multiples of one percent (1%).

               (b) The Compensation deferral agreement shall remain in effect throughout the Plan Year in which it is entered and all subsequent Plan Years until such agreement is revoked pursuant to Section 5.11 or the Participant terminates his/her employment; except that no Compensation deferral will be made for the pay period immediately preceding the date the Participant's employment with the Company or an Affiliated Company terminates. A Participant who revokes his/her Compensation deferral agreement pursuant to Section 5.11 may enter into a new Compensation deferral agreement in accordance with such rules and procedures as the Committee may prescribe from time to time. A Compensation deferral agreement shall be made in such form and manner as the Committee shall prescribe or approve.

5.2  PARTICIPANT VOLUNTARY CONTRIBUTIONS.

          Each Participant may elect to make monthly Participant Voluntary Contributions to the Plan, subject to the following provisions:

               (a) The Participant Voluntary Contribution shall be, in whole multiples of one percent (1%), a designated amount from one percent (1%) to five percent (5%) of his/her total Compensation during each pay period, except that no Participant Voluntary Contribution will be made for the pay period immediately preceding the date the Participant's employment with the Company or an Affiliated Company terminates.

               (b) In no event may any Participant make monthly Participant Voluntary Contributions to this Plan which, when aggregated with voluntary after-tax contributions made by the Participant to any other qualified plan sponsored by the Company or an Affiliated Company, would exceed five percent (5%) of the Participant's monthly Compensation.

5.3 CHANGES IN COMPENSATION DEFERRAL AGREEMENT AND PARTICIPANT VOLUNTARY CONTRIBUTIONS.

          A Participant may change his/her Compensation deferral agreement and amount of Participant Voluntary Contributions at any time during the Plan Year, but not more than twice each Plan Year, by delivering to the Committee written notice. The Committee may require up to 30 days notice prior to such change. Such change shall remain in effect until subsequently changed pursuant to this
Section 5.3. The Committee may prescribe such rules as it deems necessary or appropriate to carry out the provisions of this Section 5.3.

          A Participant who elects to terminate his/her participation in the Plan under this agreement may become a Participant again, provided he/she is otherwise eligible, but subject to the provisions of Article III.

5.4  CHARACTER OF AMOUNTS CONTRIBUTED AS COMPENSATION DEFERRALS.

          Amounts deferred pursuant to the Compensation deferral agreement described above in Section 5.1 (and which qualify for treatment under Code
Section 401(k) and are contributed to the Trust Fund pursuant to Article IV) shall be treated, for federal and state income tax purposes, as Company contributions.

5.5  AMOUNT SUBJECT TO DEFERRAL.

               (a) Solely for purposes of satisfying one of the tests prescribed under Section 5.6, the Committee may prescribe such rules as it deems necessary or appropriate regarding the maximum amount that a Participant may defer under Section 5.1(a) and the timing of such an election. These rules may provide that the maximum percentage of Compensation that a Participant may defer will be a lower percentage of his/her Compensation above a certain dollar amount of Compensation than the maximum deferral percentage below that dollar amount of Compensation. These rules shall apply to all individuals eligible to enter into a Compensation deferral agreement described in Section 5.1, except to the extent that the Committee prescribes special or more stringent rules applicable only to Highly Compensated Employees.

               (b) No Participant shall be permitted to make Compensation Deferral Contributions under this Plan in excess of the Deferral Limitation. In the event a Participant's Compensation Deferral Contributions exceed the Deferral Limitation, excess contributions shall be subject to the provisions of Section 5.7. No Participant shall be entitled to Matching Contributions attributable to any Compensation Deferral Contributions in excess of the Deferral Limitation.

5.6  LIMITATION ON COMPENSATION DEFERRAL CONTRIBUTIONS.

          With respect to each Plan Year, Participant Compensation Deferral Contributions under the Plan for the Plan Year shall not exceed the limitations on contributions by or on behalf of Highly Compensated Employees under Code
Section 401(k), as provided in this Section. In the event that Compensation Deferral Contributions under this Plan by or on behalf of Highly

Compensated Employees for any Plan Year exceed the limitations of this Section for any reason, such excess contributions and any income allocable thereto shall be returned to the Participant, as provided in Section 5.8.

               (a) The Compensation Deferral Contributions by a Participant for a Plan Year shall satisfy one of the following tests:

                    (i) The Compensation Deferral Contributions by a Participant for a Plan Year shall satisfy the Average Deferral Percentage test set forth in (i)(A) below, or the alternative Average Deferral Percentage test set forth in (i)(B) below, and to the extent required by regulations under Code Section 401(m), also shall satisfy the test identified in (ii) below:

                    (i) (A) The "Actual Deferral Percentage" for Eligible
               Employees who are Highly Compensated Employees shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees multiplied by 1.25, or

                    (i) (B) The excess of the "Actual Deferral Percentage" for
               Eligible Employees who are Highly Compensated Employees over the "Actual Deferral Percentage" for all other Eligible Employees shall not be more than two percentage points, and the "Actual Deferral Percentage" for Highly Compensated Employees shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees multiplied by 2.00.

                    (ii) Average Contribution Percentage for Highly Compensated Employees eligible to participate in this Plan and a plan of the Company or an Affiliated Company that is subject to the limitations of Section 401(m) of the Code including, if applicable, this Plan, shall be reduced in accordance with Section 6.4, to the extent necessary to satisfy the requirements of Treasury Regulations Section 1.401(m)-2.

               (b) For the purposes of the limitations of this Section 5.6, the following definitions shall apply:

                    (i) "Actual Deferral Percentage" means, with respect to Eligible Employees who are Highly Compensated Employees and all other Eligible Employees for a Plan Year, the average of the ratios, calculated separately for each Eligible Employee in such group, of the amount of Compensation Deferral Contributions under the Plan allocated to each Eligible Employee for such Plan Year to such Employee's "Compensation" for such Plan Year. An Eligible Employee's Compensation Deferral Contributions may be taken into account for purposes of determining his Actual Deferral Percentage for a particular Plan Year only if such Compensation Deferral Contributions are allocated to the Eligible Employee as of a date within that Plan Year. For purposes of this rule, an Eligible Employee's Compensation Deferral Contributions shall be considered allocated as of a date within a Plan Year only if (A) the allocation is not contingent upon the Eligible Employee's participation in the Plan or performance of services on any date subsequent to that date, and (B) the Compensation Deferral Contribution is actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the contribution relates. To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury, contributions on behalf of an Eligible Employee that satisfy the requirements of Code Section 401(k)(3)(C)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of such Eligible Employee.

               (ii) "Compensation" means Compensation determined by the Committee in accordance with the requirements of Section 414(s) of the Code, including, to the extent elected by the Committee, amounts deducted from an Employee's wages or salary that are excludable from income under Sections 125, 129, or 402(a)(8) of the Code.

          (c) In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section 5.6 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

          (d) For the purposes of this Section, the Actual Deferral Percentage for any Highly Compensated Employee who is a participant under two or more Code Section 401(k) arrangements of the Company or an Affiliated Company shall be determined by taking into account the Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under Code Section 401(k), in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

          (e) If an Eligible Employee (who is also a Highly Compensated Employee) is subject to the family aggregation rules in Section 2.19(b)(vi), the combined Actual Deferral Percentage for the family group (which is treated as one Highly Compensated Employee) shall be the Actual Deferral Percentage determined by combining the Compensation Deferral Contributions, amounts treated as Compensation Deferral Contributions under Code Section 401(k)(3)(D)(ii), and Compensation of all eligible family members.

          (f) For purposes of this Section, the amount of Compensation Deferral Contributions by a Participant who is not a Highly Compensated Employee for a Plan Year shall be reduced by any Compensation Deferral Contributions in excess of the Deferral Limitation which have been distributed to the Participant under Section 5.8, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

          (g) The determination of the Actual Deferral Percentage of any Participant shall be made after applying the provisions of Section 14.5 relating to certain limits on Annual Additions under Section 415 of the Code.

          (h) The determination and treatment of Compensation Deferral Contributions and the Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (i) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(k) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

5.7 PROVISIONS FOR RETURN OF ANNUAL COMPENSATION DEFERRAL CONTRIBUTIONS IN EXCESS OF THE DEFERRAL LIMITATION.

          (a) In the event that due to error or otherwise, a Participant's Compensation Deferral Contributions under this Plan exceed the Deferral Limitation for any calendar year (but without regard to amounts of compensation deferred under any other plan), the excess Compensation Deferral Contributions for the Plan Year, if any, together with income allocable to such amount shall be distributed to the Participant on or before the first April 15 following the close of the calendar year in which such excess contribution is made. The amount of excess Compensation Deferral Contributions that may be distributed to a Participant under this Section for any taxable year shall be reduced by any excess Compensation Deferral Contributions previously distributed in accordance with Section
     5.6 for the Plan Year beginning with or within such taxable year.

          (b) Income allocable to a Participant's excess Compensation Deferral Contributions shall be determined in accordance with any reasonable method used by the Plan for allocating income to Participant Accounts, provided such method does not discriminate in favor of Highly Compensated Employees and is consistently applied to all Participants for all corrective distributions under the Plan for a Plan Year. The Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Compensation Deferral Contributions in excess of the limitations of this Article V and any income allocable to such excess.

          (c) If in any calendar year a Participant makes Compensation Deferral Contributions under this Plan and additional elective deferrals, within the meaning of Code Section 402(g)(3), under any other plan maintained by the Company or an Affiliated Company, and the total amount of the Participant's elective deferrals under this Plan and all such other plans exceed the Deferral Limitation, the Company and each Affiliated Company maintaining a plan under which the Participant made any elective deferrals shall notify the affected plans in writing, and corrective distributions of the excess elective deferrals, and any income allocable thereto, shall be made from one or more such plans, to the extent determined by the Company and each Affiliated Company. The determination of the amount of a Participant's elective deferrals for any calendar year shall be made after applying the provisions of Section 15.5 relating to certain limits on Annual Additions under Section 415 of the Code. All corrective distributions of excess elective deferrals shall be made on or before the first April 15 following the close of the calendar year in which the excess elective deferrals were made.

          (d) In accordance with rules and procedures as may be established by the Committee, a Participant may submit a claim to the Committee in which he certifies in writing the specific amount of his Compensation Deferral Contributions for the preceding calendar year which, when added to amounts deferred for such calendar year under any other plans or arrangements described in Section 401(k), 408(k) or 403(b) of the Code (other than a plan maintained by the Company or an Affiliated Company), will cause the Participant to exceed the Deferral Limitation for the calendar year in which the deferral occurred. Any such claim must be submitted to the Committee no later than the March 1 of the calendar year following the calendar year of deferral. To the extent the amount specified by the Participant does not exceed the amount of the Participant's Compensation Deferral Contributions under the Plan for the applicable calendar year, the Committee shall treat the amount specified by the Participant in his claim as a Compensation Deferral Contribution in excess of the Deferral Limitation for such calendar year and return such excess and any income allocable thereto to the Participant, as provided in (a) above. In the event that for any reason such Participant's Compensation Deferral Contributions in excess of the Deferral Limitation for any calendar year are not distributed to the Participant by the time prescribed in (a) above, such excess shall be held in the Participant's Compensation Deferral Contribution Account until distribution can be made in accordance with the provisions of this Plan.

          (e) To the extent required by regulations under Section 402(g) or 415 of the Code, Compensation Deferral Contributions with respect to a Participant in excess of the Deferral Limitation shall be treated as Annual Additions under Article XV for the Plan Year for which the excess contributions were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.

5.8  PROVISION FOR RETURN OF EXCESS DEFERRALS BY HIGHLY COMPENSATED EMPLOYEES.

     The provisions of this Section 5.8 shall be applied after implementation of the provisions of Section 5.7.

          (a) The Committee shall determine in accordance with the procedures set forth in Section 5.6, as soon as is reasonably possible prior to the close of each Plan Year, the extent (if any) to which deferral treatment under Code Section 401(k) may not be available for Compensation Deferral Contributions on behalf of any Highly Compensated Employee. If, pursuant to these determinations by the Committee, a Highly Compensated Employee's Compensation Deferral Contributions may not be eligible for deferral treatment, then any excess deferrals together with income allocable to such amount (or income reasonably estimated to be allocable to such amount) shall be returned to the Highly Compensated Employee (after withholding applicable federal, state, and local taxes due on such amounts). Such return shall be made within the first two and one-half (2-1/2) months following the Plan Year for which such excess deferrals were made, provided however, that if any excess deferrals or income thereon is, due to error or otherwise, not returned by such date, such amounts as are required to be returned shall be returned not later than the end of the first Plan Year following the Plan Year for which such excess deferrals were made.

          (b) For purposes of this Section, the amount of excess Compensation Deferral Contributions to be distributed to a Participant for a Plan Year shall be reduced by the amount of any Compensation Deferral Contributions in excess of the Deferral Limitation (for the Participant's taxable year that ends with or within the Plan Year) which have been distributed to the Participant under Section 5.7, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

          (c) The Committee shall determine the amount of any excess Compensation Deferral Contributions by Highly Compensated Employees for a Plan Year by application of the leveling method set forth in Treasury Regulation Section 1.401(k)-1(f)(2) under which the Deferral Percentage of the Highly Compensated Employee who has the highest such percentage for such Plan Year is reduced to the extent required (i) to enable the Plan to satisfy the Actual Deferral Percentage test, or (ii) to cause such Highly Compensated Employee's Deferral Percentage to equal the Deferral Percentage of the Highly Compensated Employee with the next highest Deferral Percentage. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage test. For each Highly Compensated Employee, the amount of excess Compensation Deferral Contributions shall be equal to the total Compensation Deferral Contributions (plus any amounts treated as Compensation Deferral Contributions) made or deemed to be made by such Highly Compensated Employee (determined prior to the application of the foregoing provisions of this Subsection (c)) minus the amount determined by multiplying the Highly Compensated Employee's Deferral Percentage (determined after application of the foregoing provisions of this Subsection (c)) by his Compensation.

          (d) The determination and correction of excess Compensation Deferral Contributions of a Highly Compensated Employee whose Actual Deferral Percentage is determined under the family aggregation rules in Section 2.19(b)(vi) shall be accomplished by reducing the Actual Deferral Percentage as required under Subsections (a) and (b) above and allocating the excess Compensation Deferral Contributions for the family unit among family members in proportion to the Compensation Deferral Contributions of each family member that are combined to determine the Actual Deferral Percentage.

          (e) For purposes of satisfying the Actual Deferral Percentage test, income allocable to a Participant's excess Compensation Deferral Contributions shall be determined in accordance with any reasonable method used by the Plan for allocating income to Participant Accounts, provided such method does not discriminate in favor of Highly Compensated Employees and is consistently applied to all Participants for all corrective distributions under the Plan for a Plan Year. The Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Compensation Deferral Contributions in excess of the limitations of this Article V and any income allocable to such excess.

          (f) To the extent required by regulations under Section 401(k) or 415 of the Code, any excess Compensation Deferral Contributions with respect to a Highly Compensated Employee shall be treated as Annual Additions under Article XV for the Plan Year for which the excess Compensation Deferral Contributions were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.

5.9  LIMITATIONS ON PARTICIPANT VOLUNTARY CONTRIBUTIONS AND MATCHING
     CONTRIBUTIONS.

     With respect to each Plan Year, Participant Voluntary Contributions and Matching Contributions under the Plan for the Plan Year shall not exceed the limitations on contributions by or on behalf of Highly Compensated Employees under Section 401(m) of the Code, as provided in this Section 5.9. In the event that Participant Voluntary Contributions and Matching Contributions under the Plan by or on behalf of Highly Compensated Employees for any Plan Year exceed the limitations of this Section 5.9 for any reason, such excess Participant Voluntary Contributions and Matching Contributions and any income allocable thereto shall be disposed of in accordance with Section 5.10.

          (a) The Participant Voluntary Contributions and Matching Contributions for a Plan Year shall satisfy the Average Contribution Percentage test set forth in (i)(A) below, or the Average Contribution Percentage test set forth in (i)(B) below:

                    (i) (A) The "Average Contribution Percentage" for Eligible
               Employees who are Highly Compensated Employees shall not be more than the "Average Contribution Percentage" of all other Eligible Employees multiplied by 1.25, or

                    (i) (B) The excess of the "Average Contribution Percentage"
               for Eligible Employees who are Highly Compensated Employees over the "Average Contribution Percentage" for the other Eligible Employees shall not be more than two (2) percentage points, and the "Average Contribution Percentage" for Eligible Employees who are Highly Compensated Employees shall not be more than the "Average Contribution Percentage" of all other Eligible Employees multiplied by 2.00.

               (ii) The Average Contribution Percentage for Highly
          Compensated Employees eligible to participate in this Plan and a plan of the Company or an Affiliated Company that satisfies the requirements of Section 401(k) of the Code, including, if applicable, this Plan, shall be reduced to the extent necessary to satisfy the requirements of Treasury Regulations Section 1.401(m)-2 or similar such rule.

          (b) For purposes of Sections 5.9 and 5.10 the following definitions shall apply:

               (i) "Average Contribution Percentage" means, with respect to a group of Eligible Employees for a Plan Year, the average of the "Contribution Percentages," in such group.

               (ii) The "Contribution Percentage" for any Eligible Employee is determined by dividing the sum of The Eligible Employee's Participant Voluntary Contributions and Matching Contributions under the Plan on behalf of each such Eligible Employee for such Plan Year, by such Eligible Employee's Compensation for such Plan Year. "Matching Contributions" for purposes of the Average Contribution Percentage test shall include a Matching Contribution only if it is allocated to the Participant's Matching Contributions Account during the Plan Year and is paid to the Trust Fund by the end of the twelfth month following the close of the Plan Year. To the extent determined by the Committee and in accordance with regulations issued by the Secretary of the Treasury under Code Section 401(m)(3), the Compensation Deferral Contributions on behalf of an Eligible Employee and any "qualified nonelective contributions," within the meaning of Code
          Section 401(m)(4)(c), on behalf of an Eligible Employee may also be taken into account for purposes of calculating the Contribution Percentage of such Eligible Employee, but shall not otherwise be taken into account. However, any Matching Contributions taken into account for purposes of determining the Actual Deferral Percentage of an Eligible Employee under Section 5.6(a) shall not be taken into account under this Section 5.9.

          (c) In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section 5.9 shall be applied by determining the Contribution Percentages of Eligible Employees as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(m) of the Code.

          (d) For the purposes of this Section 5.9, the Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee under two or more Code Section 401(a) plans of the Company or an Affiliated Company shall to the extent required by Code Section 401(m), be determined in a manner taking into account the participant voluntary contributions and matching Company contributions for such Eligible Employee under each of such plans.

          (e) For purposes of determining the Contribution Percentage of an Eligible Employee who is a Highly Compensated Employee, the Participant Voluntary Contributions, Matching Contributions and Compensation of such Eligible Employee shall include the Participant Voluntary Contributions, Matching Contributions and Compensation of "family members," as such individuals are described in Section 414(q)(6)(B) of the Code, and such "family members" shall be disregarded in determining the Contribution Percentage for Eligible Participants who are not Highly Compensated Employees.

          (f) The determination of the Contribution Percentage of any Participant shall be made after first applying the provisions of Section
     15.5 relating to certain limits on Annual Additions under Section 415 of the Code, then applying the provisions of Section 5.7 relating to the return of Compensation Deferral Contributions in excess of the Deferral Limitation, then applying the provisions of Section 5.8 relating to certain limits under Section 401(k) of the Code imposed on Compensation Deferral Contributions of Highly Compensated Employees, and last, applying the provisions of Section 6.5 relating to the forfeiture of Matching Contributions attributable to excess Compensation Deferral or Participant Voluntary Contributions.

          (g) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (h) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

          (i) If pursuant to estimations by the Committee, Participant Voluntary Contributions by Highly Compensated Employees for a Plan Year can reasonably be expected to exceed the limitations of this Section 5.9, solely for purposes of satisfying these limitations, the Committee may establish a maximum percentage of Compensation that a Highly Compensated Employee may contribute as Participant Voluntary Contributions for any Plan Year.

5.10 PROVISION FOR DISPOSITION OF EXCESS PARTICIPANT VOLUNTARY CONTRIBUTIONS OR MATCHING COMPANY CONTRIBUTIONS ON BEHALF OF HIGHLY COMPENSATED EMPLOYEES.

     After application of the provisions of Sections 5.7 and 5.8, the following provisions shall be implemented:

          (a) The Committee shall determine, as soon as is reasonably possible following the close of each Plan Year, the extent (if any) to which contributions by or on behalf of Highly Compensated Employees may cause the Plan to exceed the limitations of Section 5.8 for such Plan Year. If, pursuant to the determination by the Committee, contributions by or on behalf of a Highly Compensated Employee may cause the Plan to exceed such limitations, then the Committee shall take the following steps:

              (i) First, any excess Participant Voluntary Contributions, together with income allocable to such amount (determined in accordance with (b) below) shall be returned to the Highly Compensated Employee; provided that such amounts as are required to be returned shall be returned within two and one-half (2-1/2) months following the close of the Plan Year for which such excess Participant Voluntary Contributions were made, but in no event later than the end of the first Plan Year following the Plan Year for which such excess contributions were made.

               (ii) Second, if after the return of all Participant Voluntary Contributions by the Highly Compensated Employee, and income allocable thereto, an excess remains, any excess Matching Company Contributions with respect to the Highly Compensated Employee shall be forfeited, to the extent forfeitable under the Plan. Amounts of excess Matching Company Contributions forfeited by Highly Compensated Employees under this Section 5.10, including any income allocable thereto shall be applied to reduce Matching Contributions by the Participating Employer that made the Matching Company Contribution on behalf of the Highly Compensated Employee for the Plan Year for which the excess contribution was made.

               (iii) If any excess remains after the provisions of (i) and (ii) above are applied, any excess Matching Contributions which are nonforfeitable under the Plan, and any income allocable thereto, shall be distributed to the Highly Compensated Employee within two and one-half (2-1/2) months following the close of the Plan Year for which the excess Matching Contribution was made, but in no event later than the end of the first Plan Year following the Plan Year for which the excess Matching Contribution was made, notwithstanding any other provision in this Plan.

          (b) The Committee shall determine the amount of any excess Participant Voluntary Contributions and Matching Contributions made by or on behalf of Highly Compensated Employees for a Plan Year by application of the leveling method set forth in Proposed Treasury Regulation Section 1.401(m)-1(e)(2) under which the Contribution Percentage of the Highly Compensated Employee who has the highest such percentage for such Plan Year is reduced, to the extent required (i) to enable the Plan to satisfy the Average Contribution Percentage test, or (ii) to cause such Highly Compensated Employee's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Employee with the next highest Contribution Percentage. This process shall be repeated until the Plan satisfies the Average Contribution Percentage test. For each Highly Compensated Employee, the amount of excess Participant Voluntary and Matching Contributions shall be equal to the total Participant Voluntary and Matching Contributions (plus any amounts treated as Matching Contributions) made on behalf of such Highly Compensated Employee (determined prior to the application of the foregoing provisions of this Subsection (b)) minus the amount determined by multiplying the Highly Compensated Employee's Contribution Percentage (determined after the application of the foregoing provisions of this Subsection (b)) by his Compensation.

          (c) The determination and correction of excess Participant Voluntary and Matching Contributions made by and on behalf of a Highly Compensated Employee whose Average Contribution Percentage is determined under the family aggregation rules in Section 2.19(b)(vi) shall be accomplished by reducing the Average Contribution Percentage of the Highly Compensated Employee as required under Subsections (a) and (b) above and allocating the excess Participant Voluntary and Matching Contributions for the family unit among the family members in proportion to the Participant Voluntary and Matching Contributions of each family member that are combined to determine the Average Contribution Percentage.

          (d) For purposes of satisfying the Average Contribution Percentage test, income allocable to a Participant's excess Participant Voluntary Contributions or Matching Contributions, as determined under (b) above, shall be determined by applying procedures comparable to those provided under Section 5.8.

          (e) To the extent required by regulations under Section 414(m) or 415 of the Code, any excess Participant Voluntary Contributions or Matching Contribution forfeited by or distributed to a Highly Compensated Employee in accordance with this Section shall be treated as an Annual Addition under Article XV for the Plan Year for which the excess contribution was made, notwithstanding such forfeiture or distribution.

5.11 FORFEITURE OF MATCHING CONTRIBUTIONS ATTRIBUTABLE TO EXCESS DEFERRALS OR CONTRIBUTIONS.

     To the extent any Matching Contributions allocated to a Participant's Company Contributions Account are attributable to excess Compensation Deferral Contributions required to be distributed to the Participant in accordance with
Section 5.7 or 5.8, such Matching Contributions, including any income allocable thereto, shall be forfeited, notwithstanding that such Matching Contributions may otherwise be nonforfeitable under the terms of the Plan. Any Matching Contributions forfeited by a Participant in accordance with this Section 5.11 shall be applied to reduce future Matching Contributions by Participating Employers.

5.12 PARTICIPANT ROLLOVER/TRANSFER CONTRIBUTIONS.

          (a) Effective as of an Eligible Employee's Employment Commencement Date, or such later date as may be determined by the Committee, the account, if any, of such Participant held in trust under another plan that satisfies the requirements of Code Section 401(a), or in an individual retirement account which is attributable solely to a rollover contribution within the meaning of Code Section 408(d)(3), may be rolled over to this Plan and credited to the Participant's Rollover/Transfer Account in accordance with rules which the Committee shall prescribe from time to time; provided, however, the Committee determines that the continued qualification of this Plan would not be adversely affected by such rollover or would cause this Plan to become a "transferee plan," within the meaning of Code Section 401(a)(11). If a Participant's account under a Plan of an Affiliated Company is transferred to this Plan, such transfer shall be made directly from the trustee of the plan of such Affiliated Company to the Trustee of this Plan and shall be in cash. Amounts rolled over or transferred to the Plan pursuant to this Section 5.12 shall not be subject to withdrawal by a Participant prior to his/her termination of employment with the Company and all Affiliated Companies. Nothing in this Section 5.12, however, shall be construed to permit an Eligible Employee to commence participation in this Plan solely by reason of such rollover or transfer. Further, nothing in this Section 5.12 shall be construed to permit an Eligible Employee to be an active Participant in this Plan solely by reason of a rollover or transfer pursuant to the provisions hereof.

                                   ARTICLE VI

                             COMPANY CONTRIBUTIONS

6.1  AMOUNT OF CONTRIBUTIONS.

     Subject to the requirements and restrictions of Article V, this Article VI, and Article XIV, and subject also to the amendment or termination of the Plan or the suspension or discontinuance of contributions as provided herein, Participating Employers shall make contributions to the Plan as follows:

          (a) For each month in which a Participant has elected pursuant to
     Section 5.1 to make a Compensation Deferral Contribution, the Company shall contribute an amount equal to such Compensation Deferral Contribution to the Trust Fund, to be allocated to the Participant's Compensation Deferral Account.

          (b) For each month in which a Participant makes a Compensation Deferral Contribution, the Company shall pay into the Trust Fund an amount equal to seventy-five percent (75%) of the Participant's Compensation Deferral Contributions, up to a maximum of six percent (6%) of such Participant's total Compensation for the same period. Amounts contributed to the Trust Fund under this Subsection (b) shall be allocated as set forth in Subsection (a) above.

     The Company may change the amount of such Matching Contributions from time to time by resolution of the Board of Directors. Amounts contributed to the Trust Fund under this Section 6.1(b) shall be allocated to the Company Contribution Accounts of Participants as provided in Article VII.

          (c) In addition to the contribution described above, the Company in its sole discretion may make a contribution for each fiscal year in an amount determined by the Board of Directors. Such contributions shall be allocated to the Company Contribution Accounts of Participants as provided in Article VII.

6.2  INSUFFICIENT PROFITS.

     Contributions authorized by Subsection 6.1(d) shall be made only to the extent that net profits are available. If any Participating employer is prevented from making a contribution which it would otherwise have made under the Plan, by reason of having no current or accumulated earnings or profits or because such earnings or profits are less than the contributions which it would otherwise have made, then so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the employees of such Participating Employer, by the other Participating Employer, to the extent of current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited, where all Participating Employers do not file a consolidated return, to that proportion of its total current and accumulated earnings or profits reaming after adjustment for its contribution deductible without regard to this Section
6.2 which the total prevented
contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions deductible without regard to this Section 6.2.

     To the extent net profits are insufficient to permit Company contributions to be made pursuant to the provisions of Section 6.1(d), Compensation Deferral Contributions nevertheless may be made by Participants and contributions may nevertheless be made by the Company in respect of Compensation Deferral Contributions pursuant to Section 5.1(a).

6.3  TIME OF CONTRIBUTION.

     A Compensation Deferral Contribution on behalf of a Participant for a Plan Year shall in no event be made later than thirty (30) days following the last day of such Plan Year. In no event shall contributions made under Section 6.1 above for any Plan Year be made later than the time prescribed by law for the deduction of such contribution for purposes of the Company's Federal income tax, as determined by the applicable provisions of the Internal Revenue Code.

6.4  IRREVOCABILITY.

     The Company shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Company except that on and after the Effective Date funds may be returned to the Company as follows:

          (a) In the case of a Company contribution which is made by a mistake of fact, that contribution (and any income allocable to such contribution) may be returned to the Company within one (1) year after it is made. A Company contribution which is made by a mistake of fact shall include any Compensation Deferral Contributions on behalf of a Participant which are not eligible for tax-deferred treatment under Code Section 401(k) and any Matching Contributions attributable thereto.

          (b) All Company contributions are hereby conditioned upon the Plan initially satisfying all of the requirements of Code Section 401(a) and
     Section 401(k). If the Plan does not initially qualify, at the Company's written election the Plan or any portion thereof may be revoked and any or all such contributions with respect to the portion revoked may be returned to the Company within one year after the date of IRS denial of the initial qualification of the Plan. Upon such a revocation the affairs of the Plan and Trust shall be terminated and wound up as the Company shall direct.

          (c) All contributions to the Trust Fund are conditioned on deductibility under Code Section 404. In the event a deduction is disallowed for any such contribution such contribution may be returned to the Company.

          (d) To the extent authorized pursuant to Section 5.7 or 5.8, excess Compensation Deferral Contributions may be returned to the Company for purposes of withholding any federal, state, or local taxes that may be due on such amounts; provided that thereafter, the Company pays to the Participant all remaining amounts.

                                  ARTICLE VII

                     PARTICIPANT ACCOUNTS AND ALLOCATIONS

7.1  GENERAL.

          (a) In order to account for the allocated interest of each Participant in the Trust Fund, there shall be established and maintained the Accounts described in Section 2.1.

          (b) The fair market value of the Trust Fund shall be determined as of the monthly Valuation Dates and such other Valuation Dates as the Committee may determine.

          (c) All gains, losses, dividends and other property acquisitions and/or transfers that occur with respect to the Trust Fund shall be held, charged, credited, debited or otherwise accounted for under said Fund on an unallocated basis until allocated to Participants' Accounts as of the applicable Valuation Date as provided under this Plan or otherwise used or applied in accordance with the provisions of this Plan.

7.2  ALLOCATION OF PARTICIPATING EMPLOYER CONTRIBUTIONS.

          (a) The Compensation Deferral Account of each Participant shall be credited with Compensation Deferral Contributions made in accordance with
     Section 5.1(a).

          (b) The Company Contributions Account of each Participant shall be credited with Matching Contributions made in accordance with Sections 6.1(b) and (c), and any discretionary contributions under Section 6.1(d), if applicable.

          (c) For the purpose of the allocation among the Plan Participants of the Participating Employer's discretionary contribution for a Plan Year, the Participating Employers' contribution shall be allocated as of the last day of the Plan Year to the Participants on that date (excluding any Participants whose service has terminated or who have retired or died, or who became disabled prior to such Plan Year ending) in the ratio that each Participant's Compensation Deferral Contributions during the Plan Year bears to the total Compensation Deferral Contributions during the Plan Year of all Participants.

7.3  INVESTMENT FUNDS.

     Contributions by and on behalf of a Participant shall be invested in accordance with the Participant's investment designations in one or more Investment Funds established by the Committee for this purpose. As of July 1, 1993, the following Investment Funds shall be available for investment of contributions by and on behalf of a Participant; provided, however, the Committee, in its discretion, may from time to time establish Investment Funds in addition to or in place of these funds:

          (a) FIDELITY MONEY MARKET FUND. This Fund is invested in high-quality U.S. Dollar-denominated money market instruments of U.S. and foreign issuers. Investments include short-term corporate obligations, U.S. Government obligations and certificates of deposit. This Fund is intended to offer stability and carry the least risk of any of the Funds, since it concentrates on preserving the value of Participants' savings, while providing income. It is not intended to offer the growth potential of stock funds.

          (b) PACIFIC MUTUAL FIXED INCOME FUND. This Fund is invested in high-quality bonds and mortgage loans, and is intended to provide consistent income at a fixed interest rate, thereby incurring low risk. It is expected that this Fund will be useful to Participants who are near retirement and need regular income rather than growth in the value of their Accounts.

          (c) FIDELITY EQUITY-INCOME FUND. This is a balanced Fund that invests Participants' contributions in a diversified portfolio of stocks, bonds and convertible securities. It is a growth and income Fund that is intended to provide long-term growth while earning income. It is expected to offer a good return with less risk than a Fund that invests only in growth stocks.

          (d) FIDELITY MAGELLAN (EQUITY) FUND. This Fund is invested in an aggressive stock portfolio that combines stocks from both well-known and lesser-known companies. The risks of this Fund will parallel those of the stock market. Although the Fund contains higher risks, its potential for income is expected to be greater over time. It is intended to be useful for Participants with long-term investment goals.

          (e) COMPANY STOCK FUND. This fund is invested primarily in Company Stock.

Investment Funds may, from time to time, hold cash or cash equivalent investments (including interests in any fund maintained by the Trustee as provided in the Trust Agreement) resulting from investment transactions relating to the property of said Fund; provided, however, that neither the Committee, the Company, the Participating Employer, the Trustee or any other person shall have any duty or responsibility to cause such Funds to be held in cash or cash equivalent investments for investment purposes. In the case of any Investment Fund under the management and control of an Investment Manager appointed by the Committee in accordance with Section 11.3, neither the Committee, the Company, the Participating Employer, the Trustee, nor any other person shall have any responsibility or liability for investment decisions made by such Investment Manager.

7.4  ALLOCATION OF CONTRIBUTIONS TO INVESTMENT FUNDS.

     In accordance with rules of uniform application which the Committee may from time to time adopt and subject to any limitations set forth below in this Section, each Participant shall have the right to designate one or more of the Investment Funds described in Section 7.3 above for the investment of his Accounts and for the investment of contributions under the Plan, in accordance with the following rules:

          (a) Investment of contributions by and on behalf of a Participant in any Investment Fund and transfer of a Participant's Account balances between Investment Funds shall be made in increments of ten percent (10%).

          (b) During an election period at the end of each calendar quarter Participants shall be entitled to make investment designations. Each election period shall begin on the day which is fifteen days before the end of the calendar quarter and shall end on the day which is five days before the end of the calendar quarter.

          (c) Subject to the limitations of Paragraph (a) above, a Participant may make a separate investment designation with respect to the amount standing to the Participant's credit in all of his/her Accounts under the Plan as of the last day of the relevant calendar quarter ("Existing Account Balances"), and future contributions to his/her Accounts ("Future Contributions"), as follows:

               (i) Investment designations with respect to Existing Account Balances shall apply to all of the Participant's Accounts (i.e., an investment designation may not be made with respect to one or more of the Participant's Accounts but fewer than all of the Participant's Accounts) and shall be effective as of the last day of the calendar quarter for which the designation is made.

               (ii) Investment designations with respect to Future Contributions shall apply to all Future Contributions (i.e., both Company and Participant, including repayments of an outstanding loan), and shall be effective as of the first day of the first payroll period commencing on or after the first day of the calendar quarter beginning after the designation is made. For purposes of the allocation of Future Contributions to Participants' Company Stock Fund subaccounts as of any Valuation Date after July 1, 1993, the number of shares of Company Stock to be allocated as of such Valuation Date shall be based on the average price paid by the Trustee for all shares it purchased during the month ending on such Valuation Date.

          (d) Notwithstanding the foregoing, a Participant may not make an investment designation as to Existing Account Balances which (i) directs a transfer from the Pacific Mutual Fixed Income Fund directly to the Fidelity Money Market Fund; (ii) directs a transfer from Existing Account Balances to the Company Stock Fund. This restriction does not apply to an investment designation pertaining to Future Contributions. Amounts in a Participant's Rollover/Transfer Account may, if the Participant so designates, be invested in the Company Stock Fund immediately after the receipt of such funds by this Plan.

          (e) Any investment designation shall be a continuing investment designation until the Committee actually receives a completed investment designation form satisfactory to the Committee requiring a change. In all cases it shall be the responsibility of each Participant to verify that his or her investment designation is being implemented and that such investment designation is appropriate to the Participant's circumstances.

          (f) Any election or direction made under this Plan by an individual who is or may become subject to liability under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be conditioned upon such restrictions as are necessary or appropriate to qualify for an applicable exemption under Section 16) of the Exchange
     Act, or any rule promulgated thereunder. To the extent required by Section 401(a)(4) of the Code, the rules under this Section 7.4(g) shall be administered in a nondiscriminatory manner.

7.5  TREATMENT OF ACCOUNTS UPON TERMINATION OF EMPLOYMENT.

     Upon a Participant's termination of employment, pending distribution of the Participant's Distributable Benefit pursuant to the provisions of Articles IX and X below, the vested value of a Participant's Accounts shall be determined and that amount shall be transferred to the Pacific Mutual Fixed Income Fund, where it shall be maintained until it is distributed to the Participant.

7.6  ACCOUNTING PROCEDURES.

     The Committee and the Trustee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article VII and Articles IX and X. From time to time the Committee and Trustee may modify such accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this
Article VII and Article VIII.

                                 ARTICLE VIII
                              SPECIAL PROVISIONS
                           CONCERNING COMPANY STOCK
                         EFFECTIVE AS OF JULY 1, 1993

8.1 SECURITIES TRANSACTIONS.

                 (a) The Trustee shall acquire Company Stock in the open market or from the Company or any other person, including a party in interest, pursuant to a Participant's election to invest any Company contributions on his behalf (including Compensation Deferral Contributions), or Participant Voluntary Contributions, or amounts in his Rollover/Transfer Account in the Company Stock Fund established by the Committee in accordance with Section 7.3, or to transfer amounts held in other Investment Funds to such Company Stock Fund. No commission will be paid in connection with the Trustee's acquisition of Company Stock from a party in interest.

                 (b) Pending acquisition of Company Stock pursuant to a Participant's investment election, elected amounts may be allocated to the Participant's Company Stock Fund subaccount in cash and may be invested in any short-term interest fund of the Trustee.

                 (c) Neither the Company, nor the Committee, nor any Trustee have any responsibility or duty to time any transaction involving Company Stock in order to anticipate market conditions or changes in Company Stock value. Neither the Company, nor the Committee nor any Trustee have any responsibility or duty to sell Company Stock held in the Trust Fund in order to maximize return or minimize loss.

8.2 VALUATION OF COMPANY SECURITIES.

           When it is necessary to value Company Stock held by the Plan, the value will be the current fair market value of the Company Stock, determined in accordance with this Section 8.2 and applicable legal requirements. In the case of a transaction between the Plan and a party in interest, the fair market value of the Company Stock must be determined as of the date of the transaction rather than as of some other Valuation Date occurring before or after the transaction. If the Company Stock is publicly traded, fair market value will be based on the closing price in public trading on the relevant date, as reported in THE WALL STREET JOURNAL or any other publication of general circulation designated by the Committee, unless another method of valuation is required by the standards applicable to prudent fiduciaries. If the Company Stock cannot be valued on the basis of its closing price in public trading on a relevant date, fair market value will be determined by the Company in good faith based on all relevant factors for determining the fair market value of securities. Relevant factors include an independent appraisal by a person who customarily makes such appraisals, if an appraisal of the fair market value of the Company Stock as of the relevant date was obtained.

8.3 ALLOCATION OF STOCK DIVIDENDS AND SPLITS.

           Company Stock received by the Trust as a result of a Company Stock split or Company Stock dividend on Company Stock held in Participants' Company Stock Fund subaccounts will be allocated as of the Valuation Date coincident with or following the date of such split or dividend, to each Participant who has such a subaccount. The amount allocated will bear substantially the same proportion to the total number of shares received as the number of shares in the Participant's Company Stock Fund subaccount bears to the total number of shares allocated to such subaccounts of all Participants immediately before the allocation. The shares will be allocated to the nearest thousandth of a share.

8.4 REINVESTMENT OF DIVIDENDS.

           Upon direction of the Committee, cash dividends may be reinvested as soon as practicable by the Trustee in shares of Company Stock for Participants' Company Stock Fund subaccounts. Cash dividends may be reinvested in Company Stock purchased as provided in this Article VIII.

8.5 VOTING OF COMPANY STOCK.

           The Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee from Participants.

                 (a) Each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his Company Stock Fund subaccount.

                 (b) All Participants entitled to direct such voting shall be notified by the Company, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Company or any other party regarding the exercise of such rights. If a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under any Company Stock credited to his Company Stock Fund subaccounts, or if any Company Stock held in the Plan has not been allocated to Participants' Company Stock Fund subaccounts, the Trustee shall not be required to vote such Company Stock. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

                 (c) No Participant shall be a "fiduciary" (as that term is defined in ERISA Section 3(21)) with respect to Company Stock for which he/she has the right to direct the voting under the Plan for the purpose of exercising voting rights pursuant to this Section 8.5 or tender rights pursuant to Section 8.6.

                 (d) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company or the Trustee, which shall, in the opinion of counsel to the Company or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the manner in which Company Stock held in the trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall nevertheless have no discretion to vote Company Stock held in the Trust unless required under such order or opinion but shall follow instructions received from Participants, to the extent such instructions have not been invalidated. To the extent required to exercise any residual fiduciary responsibility with respect to voting, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what is in the best interests of Participants.

8.6 CERTAIN OFFERS FOR COMPANY STOCK.

           Notwithstanding any other provision of this Plan to the contrary, in the event an offer shall be received by the Trustee (including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect), to acquire any or all shares of Company Stock held by the Trust (an "Offer"), whether or not such stock is allocated to Participants' Company Stock Fund subaccounts, the discretion or authority to sell, exchange or transfer any of such shares shall be determined in accordance with the following rules:

                 (a) The Trustee shall have no discretion or authority to sell, exchange or transfer any of such stock pursuant to such Offer except to the extent, and only to the extent that the Trustee is timely directed to do so in writing with respect to any Company Stock held by the Trustee subject to such Offer and allocated to the Company Stock Fund subaccount of any Participant, by each Participant to whose Company Stock Fund subaccount any of such shares are allocated. Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of Subsections
   (c) and (k), sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Trustee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee. In the event, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such securities from such Offer in the same manner as shall be timely received by the Trustee from the Participants entitled under this Subsection to give instructions as to the sale, exchange or transfer of securities pursuant to such Offer.

                 (b) In the event that an Offer for fewer than all of the shares of Company Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as provided by Subsection
   (a) above) with respect to the largest portion of such Company stock as may be possible given the total number of amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this Section to sell, exchange or transfer such shares pursuant to such Offer, each on a PRO RATA basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under Subsection (a) above had the Offer been for all shares of Company Stock held in the trust.

                 (c) In the event an Offer shall be received by the Trustee and instructions shall be solicited from Participants in the Plan pursuant to Subsection (a) above regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the securities subject to the first Offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any securities so withdrawn for sale, exchange or transfer pursuant to the second Offer, and (ii) with respect to securities not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such securities for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner as provided in Subsection (a) above. With respect to any further Offer for any Company Stock received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

                 (d) With respect to any Offer received by the Trustee, the Trustee shall distribute, at the Company's expense, copies of all relevant material, including, but not limited to, material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, and shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to Subsection (a) or (b) above. The identities of Participants, the amount of Company Stock allocated to their Company Stock Fund subaccounts, and the value of such account shall be determined from the list of Participants delivered to the Trustee by the Recordkeeper (as defined below). The Recordkeeper shall take all reasonable steps necessary to provide the Trustee with the latest possible information. For purposes of this Section, the "Recordkeeper" shall mean such person or entity appointed by the Committee to receive Participant designations and instructions pursuant to the provisions of this Plan and to carry out such other administrative duties and responsibilities under the Plan as shall be agreed to by the Committee and the Recordkeeper.

                 (e) The Trustee shall distribute and/or make available to each Participant who is entitled to respond to an Offer pursuant to Subsection (a) or (b) above an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Company Stock for which he is entitled to give instructions will not be sold, exchanged or transferred pursuant to such Offer, (ii) the Participant will be a Named Fiduciary (as described in Subsection (j) below) with respect to all shares for which he is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

                 (f) Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Company Stock for which he is entitled to give instructions, or
   (ii) to sell, exchange or transfer all Company Stock for which he is entitled to give instructions. The Trustee shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. The Trustee shall then sell, exchange or transfer shares according to instructions from Participants, and shares for which no instructions are received shall not be sold, exchanged or transferred.

                 (g) The Company shall furnish former Participants who have received distributions of Company Stock so recently as to not be shareholders of record with the information given to Participants pursuant to Subsections (d), (e) and (f) of this Plan. The Trustee is hereby authorized to sell, exchange or transfer pursuant to an Offer any Company Stock it may receive from such former Participants in accordance with appropriate instructions from them.

                 (h) Neither the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Offer, nor shall they have any authority or responsibility to do so. The Trustee has no duty to monitor or police the party making the Offer; provided, however, that if the Trustee becomes aware of activity which on its face reasonably appears to the Trustee to be materially false, misleading, or coercive, the Trustee shall demand promptly that the offending party take appropriate corrective action. If the offending party fails or refuses to take appropriate corrective action, the Trustee shall communicate with affected Participants in such manner as it deems advisable.

                 (i) The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives. If some, but not all, Company Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records, including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record keeping agent is retained, such agent must agree, as a condition of its retention by the Company, not to disclose the composition of any Participant Accounts to the Company, its officers, directors, employees, or representatives. The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

                 (j) Each Participant shall be a Named Fiduciary (as that term is defined in ERISA Section 402(a)(2)) with respect to Company Stock allocated to his Company Stock Fund subaccount under the Plan for which he is entitled to issue instructions in accordance with Subsection (a) above solely for purposes of exercising the rights of a shareholder with respect to an Offer pursuant to this Section 8.6 and voting rights pursuant to
   Section 8.5.

                 (k) In the event a court of competent jurisdiction shall issue to the Plan, the Company or the Trustee an opinion or order, which shall, in the opinion of counsel to the Company or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall have no discretion as to whether or not the Company Stock held in the Trust shall be sold, exchanged, or transferred unless required under such order or opinion, but shall follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent required to exercise any residual fiduciary responsibility with respect to such sale, exchange or transfer, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants.

8.7 CONFIDENTIALITY PROCEDURES.

           The Committee shall establish procedures intended to ensure the confidentiality of information relating to Participant transactions involving Company Stock, including the exercise of voting, tender and similar rights. The Committee shall also be responsible for ensuring the adequacy of the confidentiality procedures and monitoring compliance with such procedures. The Committee may, in its sole discretion, appoint an independent fiduciary to carry out any activities that it determines involve a potential for undue Company influence on Participants with respect to the exercise of their rights as shareholders.

8.8 SECURITIES LAW LIMITATION.

           Neither the Committee nor the Trustee shall be required to engage in any transaction, including, without limitation, directing the purchase or sale of Company Stock, which it determines in its sole discretion might tend to subject itself, its members, the Plan, the Company, or any Participant or Beneficiary to a liability under federal or state securities laws.

                                  ARTICLE IX

                       VESTING; PAYMENT OF PLAN BENEFITS

9.1 VESTING.

          (a) Each Participant shall at all times be one hundred percent
    (100%) vested in his/her Accounts under the Plan other than his/her Company Contribution Account. Each Participant shall become vested in his/her Company Contribution Account according to the table set forth below:

             Number of One-Year
             Periods of Service             Vested Interest
             ------------------             ---------------

             Less than two                         0%
             Two but less than three              20%
             Three but less than four             40%
             Four but less than five              60%
             Five but less than six               80%
             Six or more                         100%

          (b) Notwithstanding the foregoing, a Participant shall become one hundred percent (100%) vested in his/her Company Contribution Account upon the occurrence of the following while he/she is employed by the Company or an Affiliated Company: his/her attainment of age 65, his/her death, or his/her termination of employment as a result of Total and Permanent Disability.

9.2 DISTRIBUTION UPON RETIREMENT.

          (a) A Participant may retire from the employment of the Company on his/her Normal Retirement Date. If the Participant continues in the service of the Company beyond his/her Normal Retirement Date, he/she shall continue to participate in the Plan in the same manner as Participants who have not reached their Normal Retirement Dates. At the subsequent termination of the Participant's employment on his/her Postponed Retirement Date, his/her Distributable Benefit shall be based upon the Vested Interest of his/her Accounts as of the applicable Valuation Date determined with reference to the date of his/her subsequent termination of employment. After a Participant has reached his/her Normal Retirement Date, any termination of the Participant's employment (other than by reason of death) shall be deemed a Normal Retirement.

          (b) Distribution as provided in Section 9.2(a) shall be made or commence not later than sixty (60) days after the later of

              (i) the close of the Plan Year in which occurs the Participant's Normal Retirement Date or

              (ii) the date the Participant's employment with the Company and all Affiliated Companies terminates.

          (c) Notwithstanding the foregoing, effective for Plan Years commencing on and after January 1, 1989, distribution of a Participant's Distributable Benefit shall be made or commence not later than the Participant's "Required Beginning Date" as determined in accordance with this Subsection:

              (i) Except as provided in (ii) below, a Participant's "Required Beginning Date" shall mean the April 1 following the calendar year in which the Participant attains age 70-1/2, whether or not such Participant has incurred a Severance or whether or not the Participant consents to the distribution. To the extent required under Code Section 401(a)(9), the Participant's Vested Interest in his/her Accounts determined as of the December 31 of the calendar year in which occurs his Required Beginning Date and the December 31 of each subsequent calendar year shall be distributed no later than the December 31 of the next following calendar year.

              (ii) Except in the case of a Participant who is a "5-percent owner" within the meaning of Section 401(a)(9) of the Code, "Required Beginning Date" for a Participant who attained age 70-1/2 prior to January 1, 1988 shall mean the April 1 following the later of the calendar year in which the Participant attains age 70-1/2, or the calendar year in which the Participant incurs a severance.

9.3 DISTRIBUTION UPON DEATH PRIOR TO COMMENCEMENT OF BENEFITS.

          (a) Upon the death of a Participant prior to the commencement of his/her benefits under this Plan, the Committee shall direct the Trustee to make a distribution of the Participant's Distributable Benefit in the Trust Fund in a lump sum (provided that his/her entire Distributable Benefit shall be distributed within five (5) years of such Participant's death) to the Beneficiary designated by the deceased Participant, except as provided in Section 9.10.

          (b) Distribution as provided in Section 9.3(a) shall be made or commence to be made not later than sixty (60) days after the close of the Plan Year in which all facts required by the Committee to be established as a condition of payment shall have been established to the satisfaction of the Committee.

9.4 DISTRIBUTION UPON DEATH AFTER COMMENCEMENT OF BENEFITS.

          (a) Upon the death of a Participant after commencement of his/her benefits but prior to the distribution of his/her entire Distributable Benefit in the Trust Fund to which he/she is entitled, the Committee shall direct the Trustee to make a distribution of the balance to which the deceased Participant was entitled, to the Beneficiary designated by the deceased Participant, except as provided in Section 9.10.

          (b) Distributions as provided in Section 9.4(a) shall be made or commence to be made not later than sixty (60) days after the close of the Plan Year in which all facts required by the Committee to be established as a condition of payment shall have been established to the satisfaction of the Committee, and such distributions shall be paid for the remainder of the period over which distributions were being made prior to the

    Participant's death, unless the Committee determines in its discretion to accelerate such payments.

9.5 DISTRIBUTION UPON DISABILITY PRIOR TO RETIREMENT DATE.

          (a) Upon the termination of employment of a Participant as a result of Total and Permanent Disability, which shall be certified by a physician designated or approved by the Committee, his/her Distributable Benefit in the Trust Fund shall be distributed to him/her in the manner provided in
    Section 9.7.

          (b) Subject to Section 9.6(d), distribution as provided in Section 9.5(a) shall be made or commence to be made not later than sixty (60) days after the close of the Plan Year in which all facts required by the Committee to be established as a condition of payment shall have been established to the satisfaction of the Committee.

9.6 TERMINATION OF EMPLOYMENT PRIOR TO NORMAL RETIREMENT DATE.

          (a) Subject to the provisions of Section 9.6(b) below, if a Participant's employment for the Participating Employer and all Affiliated Companies terminates prior to age 65, payment of his/her Distributable Benefit shall be made or commence as soon as administratively feasible following age 65 in accordance with Section 9.7, or prior to age 65 in accordance with Subsection 9.6(b). Unless the Participant's Distributable Benefit is payable prior to age 65 in accordance with (b), the Participant shall be deemed to have elected to defer distribution until age 65. In no event shall such distribution be later than sixty (60) days after the close of the Plan Year in which occurs the Participant's age 65.

          (b) If the Participant makes a valid written election in accordance with (c) below (and without regard to any such election if the distribution is not more than $3,500), payment of his/her Distributable Benefit in accordance with Section 9.7 may be made or commence on an earlier date which is not later than sixty (60) days after the close of the Plan Year in which occurs the Participant's termination of employment with the Participating Employer and all Affiliated Companies, to the extent administratively feasible.

          (c) Any written election by a Participant to receive payment of his/her Distributable Benefit prior to age 65 shall not be valid unless such election is made both (A) after the Participant receives a written notice advising him/her of his/her right to defer payment to age 65, and
    (B) within the ninety (90) day period ending on the Participant's
    "Benefit Starting Date." The notice to the Participant advising him/her of his/her right to defer payment shall be given no less than thirty (30) nor more than ninety (90) days prior to the Participant's Benefit Starting
    Date or such fewer days prescribed by regulations issued under Code Section 411(a)(11). For purposes of this Subsection(c), "Benefit Starting Date" shall mean the first day of the first period for which the Participant's Distributable Benefit is paid.

          (d) In the event a Participant is not 100% vested in his/her
    Company Contributions Account under the Plan, the portion of such Account which is not vested shall be forfeited as of the earlier of (i) the date such Account is distributed to him/her (or, if the distribution is made in periodic payments, on the date the first such payment is made) or (ii) the date he/she incurs five (5) consecutive one-year Periods of Severance.

          (e) Subject to the requirements of Section 13.7, if a Participant ceases to be an Employee by reason of the disposition by the Participating Employer or an Affiliated Company of either (i) substantially all of the assets used by the Company or an Affiliated Company, as the case may be, in a trade or business, or (ii) the interest of the Participating Employer or an Affiliated Company, as the case may be, in a subsidiary, such Participant shall be entitled to payment of his/her Distributable Benefit as if, for purposes of this Plan only, such event constitutes a termination of employment.

9.7 FORMS AND METHODS OF DISTRIBUTIONS.

          (a) Distributions from the Plan shall be in cash, except that effective as of July 1, 1993, any portion of a Participant's Distributable Benefit held in the Company Stock Fund following the Participant's termination of employment with the Company and all Affiliated Companies may be paid in shares of Company Stock if the Participant elects in writing in accordance with this Section 9.7(a) and such other procedures established by the Committee, to have such payment made in shares of Company Stock in lieu of cash (which election may apply to the payment of a direct rollover in accordance with Section 9.8). Any fractional shares allocated to a Participant's Company Stock Fund subaccount shall be distributable only in cash.

              (i) If the distribution is paid in cash, the Committee shall direct the Trustee to sell such Company Stock as soon as administratively practicable at the then prevailing purchase price. The amount of a cash distribution to a Participant pursuant to the sale of any shares of Company Stock allocated to a Participant's Company Stock Fund subaccount shall be based on the actual proceeds from the sale of such shares of Company Stock. Neither the Company, the Committee, nor the Trustee shall be required to time the distribution or sale of Company Stock to anticipate fluctuations in the purchase price.

              (ii) Within a reasonable period of time (at least thirty (30) days) prior to the date such Participant's Participant's Distributable Benefit is to be paid, the Committee shall notify the Participant of his/her right to elect to have payment of the portion of his/her Distributable Benefit held in the Company Stock Fund made in the form of a Company Stock distribution in lieu of cash (with the value of fractional shares paid in cash).

              (iii) Upon being so notified, the Participant shall have a reasonable time (ninety (90) days) in which to file a written election to have such payment made in cash.

              (iv) If, within ninety (90) days after receiving notification of his/her right to elect the form of payment of the portion of his/her Distributable Benefit held in the Company Stock Fund, the Participant fails to file a written election as to the form of such payment, payment shall be made in cash.

          (b) Distributions under Sections 9.2, 9.5 and 9.6 shall be made by one of the following methods, as the Participant may elect, within 60 days after the date of the Participant's termination of service; or, in the case of distributions under Section 9.3 or 9.4, as the Beneficiary may elect, if the Participant has not previously designated the method of distribution:

              (i) A lump sum as soon as is practicable after the amount thereof is determined;

              (ii) Monthly installments over a period certain only of equal monthly payments on the first day of each month, commencing on the applicable commencement date and ending with the last payment of the period certain (sixty (60), one hundred twenty (120) or one hundred eighty (180), whichever number the Participant elects);

          (c) Payment of his/her Distributable Benefit in equal monthly installments in accordance with Subsection (b) above may be made in monthly installments, provided, however, that the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's Distributable Benefit by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Treasury Regulations Section 1.72-9. For purposes of this computation, a Participant's life expectancy shall be recalculated no more frequently than annually; provided, however, the life expectancy of a non-spouse Beneficiary shall not be recalculated. If the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50 percent of the present value of the Participant's Distributable Benefit is paid within the life expectancy of the Participant.

9.8 ELECTION FOR DIRECT ROLLOVER OF VESTED INTEREST TO ELIGIBLE RETIREMENT PLAN.

          (a) To the extent required by Section 401(a)(31) of the Code, effective for Plan Years commencing on and after January 1, 1993, a Participant whose Distributable Benefit becomes payable in an "eligible rollover distribution" as defined in (b)(i) below, shall be entitled to make a written election for a direct rollover of all or a portion of the taxable portion of his/her Distributable Benefit to an "eligible retirement plan," as defined in (b)(ii) below. Any non-taxable portion of a Participant's Distributable Benefit shall be payable to the Participant, as provided in 9.7 above. For purposes of this Article, a Participant who makes a direct rollover election in accordance with this Section 9.8 shall be deemed to have received payment of his/her Distributable Benefit as of the date payment is made from the Plan.

          (b) For purposes of this Section,

              (i) an "eligible rollover distribution" shall mean any distribution of all or any portion of the Participant's
         Distributable Benefit, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participants designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), and

              (ii) an "eligible retirement plan" shall mean any plan described in Code Section 402(c)(8)(B), except that such plan must be a defined contribution plan, the terms of which permit the acceptance of a direct rollover from a qualified plan.

          (c) A Participant's direct rollover election under this Section shall be made in accordance with rules and procedures established by the Committee and shall specify the dollar or percentage amount of the direct rollover, the name and address of the eligible retirement plan selected by the Participant and such additional information as the Committee deems necessary of appropriate in order to implement the Participant's election. It shall be the Participant's responsibility to confirm that the eligible retirement plan designated in the direct rollover election will accept the direct rollover of the taxable portion of his/her Distributable Benefit. The Committee shall be entitled to direct the rollover based on its reasonable reliance on information provided by the Participant, and shall not be required to independently verify such information, unless it is clearly unreasonable not to do so.

          (d) At least thirty (30) days, but nor more than ninety (90) days, prior to the date a Participant's Distributable Benefit becomes payable, or as otherwise required under Code Section 402(g), the Participant shall be given written notice of any right he/she may have to elect a direct rollover of the taxable portion of his/her Distributable Benefit to an eligible retirement plan; provided, however, a Participant who attained age 65 or whose Vested Interest in his/her Accounts does not exceed $3,500 may waive any thirty (30) day notice requirement by making an affirmative election to make or not to make a direct rollover of all or a portion of his/her Distributable Benefit.

          (e) If a Participant who attained age 65 or whose Distributable Benefit does not exceed $3,500 fails to file a properly completed direct rollover election with the Committee within ninety (90) days after such notice is given, or if the Committee is unable to effect the rollover within a reasonable time after the election is filed with the Committee due to the failure of the Participant to take such actions as may be required by the eligible retirement plan before it will accept the rollover, the Participant's Distributable Benefit shall be paid in accordance with Section 9.7, after withholding any applicable income taxes.

          (f) If the transferee plan specified by the Participant will not accept a direct transfer of any Company Stock includible in the taxable portion of the Participant's Distributable Benefit, such Company Stock will be distributed to the Participant.

          (g) To the extent required by Section 401(a)(31) of the Code, if all or a portion of a Participant's Distributable Benefit is payable in a single sum distribution to the Participant's surviving Spouse, or to a former Spouse in accordance with a "qualified domestic relations order," such surviving Spouse or former Spouse shall be entitled to elect a direct rollover of all or a portion of such distribution to an individual retirement account or an individual retirement annuity in accordance with the provisions of this Section.

9.9  FORFEITURES/REPAYMENT.

                (a) Amounts forfeited in accordance with Section 9.6(d) shall be applied as soon as practicable to reduce future Matching Contributions.

                (b) A Participant who elects to receive a distribution pursuant to Subsection 9.6(b) may, in the case of his reemployment as an Eligible Employee, repay the total amount distributed and shall in such case be fully restored in amounts forfeited in accordance with Section 9.6(d); provided, however, that no such repayment shall be permitted unless such repayment is made prior to the date the Participant incurs five (5) consecutive one-year Periods of Severance and prior to the fifth anniversary of his Employment Commencement Date following the Period of Severance.

9.10 WITHDRAWALS.

Except as provided in this Section 9.10, no amounts may be withdrawn by a Participant prior to his/her termination of employment.

                (a) Each Participant may twice each Plan Year make a withdrawal from his/her Participant Voluntary Contribution Account for any reason by written request to the Committee.

                (b) Each Participant may once in each Plan Year make a withdrawal from his/her Compensation Deferral Account in an amount determined by the Committee after considering a written request by such Participant and finding that the withdrawal is necessary to relieve Hardship to the Participant or his/her family. For purposes of this
     Section 9.10(b), a withdrawal may be considered to be necessary on account of a Hardship of the Participant if the Committee determines that the amount required to meet such Hardship is not readily available to the Participant from other resources, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code. A distribution generally may be treated as necessary on account of a Hardship of a Participant if the Committee reasonably relies on the Participant's representations to the Committee, unless the Committee has actual knowledge to the contrary, that the Hardship cannot be relieved

                    (i) through reimbursement or compensation by insurance or otherwise,

                    (ii) by reasonable liquidation of assets, if such liquidation would not itself cause an immediate and heavy financial need,

                    (iii) by the cessation of Participant Compensation Deferral Contributions to the Plan, or

                    (iv) by other distributions or non-taxable loans from plans of the Company or any other employer, or by borrowing from commercial sources on reasonable commercial terms, unless the obligation to repay the loan would be inconsistent with the purpose of the withdrawal.

For purposes of this Section 9.10(b), a Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant.

                (d) The amount of the Participant's Compensation Deferral Contributions available for withdrawal under Section 9.10(b) shall be the lesser of (i) the total of such Compensation Deferral Contributions, less any such amounts previously withdrawn or (ii) the value of the Participant's Compensation Deferral Contributions as of the Valuation Date immediately preceding the Committee's determination authorizing such withdrawal, subject to adjustment in accordance with the provisions of
     Article X, paragraph (d). Withdrawals under Section 9.10(b) shall be considered as made from the most recent contributions by Participants. Payment of a withdrawal shall be made only in cash and shall be allocated pro rata among the Participant's Investment Fund subaccounts, including any Company Stock Fund subaccount. The amount of a cash distribution to a Participant pursuant to the sale of any shares of Company Stock allocated to a Participant's Company Stock Fund subaccount after July 1, 1993 shall be based on the actual proceeds from the sale of such shares of Company Stock. At the election of the Participant, the amount so withdrawn may be paid to the Participant in a cash lump sum.

                (e) A withdrawal from the Participant's Compensation Deferral Contributions Account shall result in a 90-day suspension of any Matching Contributions that would have otherwise been made on behalf of the Participant. Matching Contributions, if applicable, shall recommence on the first day of the month next following the 90-day suspension.

                (f) While still an Employee, a Participant who has attained at least age fifty-nine and one-half (59-1/2) may, upon at least thirty (30) days written notice to the Committee, make an election to withdraw all or a portion of his/her Accounts, to the extent he/she is vested in such Accounts. The amount so withdrawn shall be paid to the Participant as provided in (d) above, except that such payment shall be in a lump sum only.

9.11 DESIGNATION OF BENEFICIARY.

                (a) Subject to the provisions of Subsection 9.11(b) below, each Participant shall have the right to designate a Beneficiary or Beneficiaries to receive his/her interest in the Trust Fund in the event of his/her death before receipt of his/her entire interest in the Trust Fund. This designation is to be made on the form prescribed by and delivered to the Committee. Subject to the provisions of Subsection 9.11(b) below, a Participant shall have the right to change or revoke any such designation by filing a new designation or notice of revocation with the Committee, and no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation.

                (b) If a Participant designates a Beneficiary and on the date of his/her death has a Spouse who is not such Beneficiary, no effect shall be given to such designation unless such Spouse has consented or thereafter consents in writing to such designation and such consent is witnessed by a notary public. A Spouse's consent to a Beneficiary designation is not required under the following circumstances:

                    (i) if it is established to the satisfaction of the Committee that there is no Spouse; or

                    (ii) if the Participant's Spouse cannot be located; or

                    (iii) because of other circumstances under which a Spouse's consent is not required in accordance with applicable Treasury or Department of Labor Regulations.

     The Committee shall have absolute discretion as to whether the consent of a Spouse shall be required. The provisions of this Section 9.11 shall not be construed to place upon the Company or the Committee any duty or obligation to require the consent of a Spouse for the purpose of protecting the rights or interests of present or former Spouses of Participants, except to the extent required to comply with Code Section 401(a)(11) or
     Section 205 of ERISA.

                (c) If a deceased Participant shall have failed to designate a Beneficiary, or if the Committee shall be unable to locate a designated Beneficiary after reasonable efforts have been made, or if for any reason (including but not limited to application of the rules in Subsection 9.11(b)) the designation shall be legally ineffective, or if the Beneficiary shall have predeceased the Participant or dies within 30 days of the death of the Participant without effectively designating a successor Beneficiary, any distribution required to be made under the provisions of this Plan shall commence within one (1) year after the Participant's death to the person or persons included in the highest priority category among the following, in order of priority:

                    (i) The Participant's surviving Spouse;

                    (ii) The Participant's surviving children, including adopted children;

                    (iii) The Participant's surviving parents; or

                    (iv) The Participant's estate.

     The determination by the Committee as to which persons, if any, qualify within the foregoing categories shall be final and conclusive upon all persons. Notwithstanding the preceding provisions of this Section 9.11(c), distribution made pursuant to this Subsection 9.11(c) shall be made to the Participant s estate if the Committee so determines in its discretion.

                (d) In the event that the deceased Participant was not a resident of California at the date of his/her death, the Committee, in its discretion, may require the establishment of ancillary administration in California. In the event that a Participant shall predecease his/her Beneficiary and on the subsequent death of the Beneficiary a remaining distribution is payable under the applicable provisions of this Plan, the distribution shall be payable in the same order of priority categories as set forth above but determined with respect to the Beneficiary, subject to the same provisions concerning non-California residency, the unavailability of an estate representative and/or the absence of administration of the Beneficiary's estate as are applicable on the death of the Participant.

                (e) The Committee shall not be required to authorize any payment to be made to any person following a Participant's death, whether or not such person has been designated by the Participant as a Beneficiary, if the Committee determines that the Plan may be subject to conflicting claims in respect of said payment for any reason, including, without limitation, the designation or continuation of a designation of a Beneficiary other than the Participant's Spouse without the consent of such Spouse to the extent such consent is required by Section 401(a)(11) of the Code. In the event the Committee determines in accordance with this Section 9.11(e) not to make payment to a designated Beneficiary, the Committee shall take such steps as it determines appropriate to resolve such potential conflict.

9.12  FACILITY OF PAYMENT.

             If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Committee may have the payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of the payee. Any payment shall be a payment from the Accounts of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

9.13 PAYEE CONSENT.

             A Participant's Accounts may not be distributed prior to his/her attainment of age 65 without his/her written consent if his/her Distributable Benefit exceeds $3,500.

9.14 ADDITIONAL DOCUMENTS.

                (a) The Committee or Trustee, or both, may require the execution and delivery of such documents, papers and receipts as the Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article IX.

                (b) The Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Committee or Trustee, or both, may deem appropriate as protection against possible liability for state or federal death taxes attributable to any death benefits.

9.15 LOANS.

                (a) From time to time, the Committee may adopt procedures whereby a Participant may borrow from his/her Accounts. In addition to such other requirements as may be imposed by applicable law, any such loan shall bear a reasonable rate of interest, shall be adequately secured by proper collateral, and shall be repaid within a specified period of time according to a written repayment schedule executed by the Participant and Trustee under the Plan.

                (b) In connection with the requirements set forth in (a) above, the Committee shall establish the applicable interest rate at an annual percentage rate. For loans certified by the Participant to be used for the purchase of the Participant's principal residence, such interest rate shall be equal to the prime rate for home loans as published in the WALL STREET JOURNAL as of the first working day of the month (at the time the loan is approved). For all other loans, such interest rate shall be equal to the prime rate for home loans as published in the WALL STREET JOURNAL as of the first working day of the month (at the time the loan is approved) plus two percent (2%). Any loan shall by its terms require repayment within five
     (5) years in substantially level payments made not less frequently than quarterly, except that the repayment period may in the discretion of the Committee be up to a maximum of fifteen (15) years in the case of a loan certified by the Participant to be used in connection with the purchase of any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant. Without prejudice to the right of any Participant and the Trustee to enter into other appropriate arrangements to secure repayment of a loan, a loan to a Participant hereunder may be secured by an interest in such Participant's Accounts.

                (c) In no event shall the principal amount of a loan hereunder, at the time the loan is made, together with the outstanding balance of all other loans to the Participant under this Plan, exceed the lesser of:

                    (i) fifty percent (50%) of the value of the Participant's Accounts under this Plan, determined as of the applicable Valuation Date for each Investment Fund preceding the date on which the Participant's loan application is completed in form satisfactory to the Committee (provided, however, that notwithstanding the fifty percent (50%) limit, a Participant's loan may not be greater than (A) fifty percent (50%) of the value of all such Accounts of the Participant, or (B) ten thousand dollars ($10,000)), or

                    (ii) fifty thousand dollars ($50,000) reduced by the excess of the Participant's highest loan balance during the preceding 12-month period, over the Participant s outstanding loan balance as of the date of the new loan.

     No loan less than five hundred dollars ($500) will be made. Unless otherwise determined by the Committee, no Participant may have more than one loan outstanding under this Plan on any date.

                (d) Each Participant desiring to enter into a loan arrangement pursuant to this Section 9.15 shall apply for a loan by filing a properly completed application with the Committee. The Committee shall notify the Participant within a reasonable time whether the application is approved or denied. Upon approval of the application by the Committee, the Participant shall enter into a loan agreement with the Trustee and the Company to make payroll deductions to repay loan amount. Such a Participant shall execute such further written agreements as may be necessary or appropriate to establish a bona fide debtor-creditor relationship between such Participant and the Trustee and to protect against the impairment of any security for said loan.

                (e) Any loan made to a Participant shall be secured by a hierarchical portion of his vested Investment Fund subaccounts, including any Company Stock Fund subaccount, as specified by the Committee and explained in loan rules furnished to Participants. For purposes of funding a loan to a Participant, if any shares of Company Stock allocated to a Participant's Company Stock Fund subaccount after July 1, 1993 are liquidated to fund such loan, the price per share of such Company Stock shall be the closing price on the day the loan is processed. The Committee may establish a monthly processing date for approved loan applications. Repayments of a loan by a Participant shall be invested among the Participant's Investment Fund subaccounts in accordance with the Participant's Future Contributions investment election then in effect, as provided in Section 7.4(c)(ii).

                (f) Loans shall be repaid in accordance with the repayment schedule provided under the terms of the loan agreement. Notwithstanding the repayment schedule provided in a loan agreement, however, the amount of any outstanding loan shall be due and payable upon the Participant's termination of employment for any reason, including death. Upon a Participant's termination of employment, the Participant's Distributable Benefit shall be reduced by any outstanding loan amount which has become due and payable under the foregoing rule or otherwise, and which is secured by the Participant's Distributable Benefit, and such loan amount shall be treated as distributed from the Plan to the Participant, or his Beneficiary, if applicable. Notwithstanding the foregoing, upon a Participant's termination of employment, the Participant may continue to repay the loan by mailing a personal check or a money order to the Company in accordance with the repayment schedule

                (g) An existing loan may be reamortized one time, provided that the other requirements of this Section 9.15 are satisfied at the time of the reamortization. Except in the case of a loan used for the purchase of the Participant's principal residence, at least one year must have elapse after the date the original loan is funded before the loan is reamortized. The reamortized loan must be repaid within five years of the date the original loan was made, except that in the case of a loan used for the purchase of the Participant s principal residence, the repayment period may extend for up to fifteen years after the date the original loan was made.

                (h) In the event a Participant fails to repay a loan in accordance with the terms of a loan agreement, such loan shall be treated as in default. The date of the enforcement of the security interest due to a loan in default shall be determined by the Committee, provided no loss of principal or income shall result due to any delay in the enforcement of the security interest due to the default. As of the date of the Participant's termination of employment for any reason, the Participant's Distributable Benefit shall be reduced by the outstanding amount of a loan which is then in default, including any accrued interest thereon, that is secured by the Participant's Distributable Benefit. Any reasonable costs related to collection of a loan made hereunder shall be borne by the Participant.

                (h) To the extent required to comply with the requirements of
     Section 401(a)(4) of the Internal Revenue Code, loans hereunder shall be made in a uniform and nondiscriminatory manner.

                                  ARTICLE X
                          VALUATION OF ACCOUNTS

     For purposes of this Plan, the value of a Participant's Accounts shall be determined in accordance with rules prescribed by the Committee, subject, however, to the following provisions:

           (a) Subject to adjustments in accordance with Subsection (d) below, in the case of Normal Retirement or other termination of employment other than death, the value of a Participant's Accounts under the Plan shall be determined by reference to the Valuation Date coinciding with or most recently preceding the date on which distribution of such Participant's Accounts is made.

           (b) Subject to adjustments in accordance with Subsection (d) below, in the case of a Participant's death, the value of a Participant's Accounts under the Plan shall be determined by reference to the Valuation Date coinciding with or most recently preceding the date on which the Committee has been furnished with all documents and information (including but not limited to proof of death, facts demonstrating the identity and entitlement of any Beneficiary or other payee, and any and all releases) necessary to distribute such Participant's Accounts.

           (c) Subject to adjustments in accordance with Subsection (d) below, in the case of any withdrawal, the value of a Participant's Accounts under the Plan shall be determined by reference to the Valuation Date coinciding with or most recently preceding the date on which the Participant completes a request for such withdrawal in form satisfactory to the Committee.

           (d) For purposes of the payment of all or a portion of the value of a Participant's Accounts under the Plan, determined by reference to the applicable Valuation Date, the value of a Participant's Accounts as of such Valuation Date shall be adjusted

                  (i) for any contributions, withdrawals or distributions
            properly allocable under the terms of this Plan to his/her Accounts that occurred on or after the applicable Valuation Date or which, for any other reason were not otherwise reflected in the valuation of his/her Accounts on such Valuation Date, and

                 (ii) effective as of July 1, 1993, for the proceeds from the sale by the Trustee of any Company Stock held in the Participant's Company Stock Fund subaccount as of the applicable Valuation Date, if the value of such Company Stock is to be distributed in cash, as provided in Article IX.

     Neither the Committee, the Company, nor the Trustee shall have any responsibility for any increase or decrease in the value of a Participant's Accounts as a result of any valuation made under the terms of this Plan after the date of his/her termination of employment and before the date of the distribution of his/her Accounts to him. Also, neither the Committee, the

Company, nor the Trustee shall have any responsibility for failing to make any interim valuation of a Participant's Accounts between the date of distribution to the Participant of his/her Accounts and the applicable Valuation Date, even though the Plan assets may have been revalued in that interim for a purpose other than to revalue the Accounts under this Plan.

                                  ARTICLE XI
                  OPERATION AND ADMINISTRATION OF THE PLAN

11.1 PLAN ADMINISTRATION.

           (a) Authority to control and manage the operation and administration of the Plan shall be vested in a committee
      ("Committee") as provided in this Article XI.

           (b) The members of the Committee (the number of which shall be determined by the Board of Directors) shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors. Members of the Committee may, but need not be, appointed by appropriate designation of a Committee heretofore constituted pursuant to the provisions of another employee benefit plan maintained by the Company.

           (c) For purposes of ERISA Section 402(a), the members of the Committee shall be the Named Fiduciaries of this Plan.

           (d) Notwithstanding the foregoing, a Trustee with whom Plan assets have been placed in trust or an Investment Manager appointed pursuant to Section 11.3 may be granted exclusive authority and discretion to manage and control all or any portion of the assets of the Plan.

11.2 COMMITTEE POWERS.

     The Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

           (a) To allocate fiduciary responsibilities (other than trustee responsibilities) among the Named Fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Section 11.2(a) shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term "trustee responsibilities" as used herein shall have the meaning set forth in Section 405(c) of ERISA. The preceding provisions of this Section 11.2(a) shall not limit the authority of the Committee to appoint one or more Investment Managers in accordance with
      Section 11.3.

           (b) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities.

           (c) To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

           (d) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan.

           (e) To administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant or his/her Beneficiary may be entitled.

           (f) To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

           (g) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "employer securities" as defined in Code Section 409(l) or any successor statute thereto or "qualifying employer securities" within the meaning of Section 407 of ERISA.

           (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

     Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute. However, all discretionary powers shall be exercised in a uniform and nondiscriminatory manner.

11.3 INVESTMENT MANAGER.

           (a) The Committee, by action reflected in the minutes thereof, may appoint one or more Investment Managers, as defined in Section 3(38) of ERISA, to manage all or a portion of the assets of the Plan.

           (b) An Investment Manager shall discharge its duties in accordance with applicable law and in particular in accordance with
      Section 404(a)(1) of ERISA.

           (c) An Investment Manager, when appointed, shall have full power to manage the assets of the Plan for which it has responsibility, and neither the Company nor the Committee shall thereafter have any responsibility for the management of those assets.

11.4 PERIODIC REVIEW.

           (a) At periodic intervals, not less frequently than annually, the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining the funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits.

           (b) All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

11.5 COMMITTEE PROCEDURE.

           (a) A majority of the members of the Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Committee.

           (b) The Committee may designate certain of its members as authorized to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, Company, Participants, Beneficiaries, and any other party dealing with the Committee may accept and rely upon any document executed by the designated members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of the authorization of the designated members.

11.6 COMPENSATION OF COMMITTEE.

           (a) Members of the Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his/her services as a member of the Committee.

           (b) All members shall be reimbursed for any necessary or appropriate expenditures incurred in the discharge of duties as members of the Committee.

           (c) The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other persons retained or employed by the Committee shall be fixed by the Committee.

11.7 RESIGNATION AND REMOVAL OF MEMBERS.

     Any member of the Committee may resign at any time by giving written notice to the other members and to the Board of Directors effective as therein stated. Any member of the Committee may, at any time, be removed by the Board of Directors.

11.8 APPOINTMENT OF SUCCESSORS.

           (a) Upon the death, resignation, or removal of any Committee member, the Board of Directors may appoint a successor.

           (b) Notice of appointment of a successor member shall be given by the Secretary of the Company in writing to the Trustee and to the members of the Committee.

           (c) Upon termination, for any reason, of a Committee member's status as a member of the Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor Committee member the successor shall assume the status of a Named Fiduciary as provided in Section 11.1.

11.9 RECORDS.

           (a) The Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment for the administration of the Plan and to properly reflect the affairs thereof.

           (b) However, nothing in this Section 11.9 shall require the Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section 11.9 relieve the Plan Administrator from such responsibility.

11.10 RELIANCE UPON DOCUMENTS AND OPINIONS.

           (a) The members of the Committee, the Board of Directors, the Company and any person delegated under the provisions hereof to carry out any fiduciary responsibilities under the Plan ("delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant or firm or corporation which employs one or more consultants, Trustee, or counsel.

           (b) Any and all such things done or actions taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

           (c) The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

11.11 REQUIREMENT OF PROOF.

     The Committee or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant, or Beneficiary, and no person shall acquire any rights or be entitled to receive any benefits under this Plan until the required proof shall be furnished.

11.12 RELIANCE ON COMMITTEE MEMORANDUM.

     Any person dealing with the Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any Committee member or other person so authorized, or by the majority of the members of the Committee, as constituted as of the date of the certificate or memorandum, as evidence of any action taken or resolution adopted by the Committee.

11.13 MULTIPLE FIDUCIARY CAPACITY.

     Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

11.14 LIMITATION ON LIABILITY.

           (a) Except as provided in Part 4 of Title I of ERISA, no person shall be subject to any liability with respect to his/her duties under the Plan unless he/she acts fraudulently or in bad faith.

           (b) No person shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.

           (c) No action or responsibility shall be deemed to be a fiduciary action or responsibility except to the extent required by ERISA.

11.15 INDEMNIFICATION.

           (a) To the extent permitted by law, the Company shall indemnify each member of the Board of Directors and the Committee, and any other Employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his/her conduct in the performance of his/her duties under the Plan, except in relation to matters as to which he/she acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.

           (b) The preceding right of indemnification shall be in addition to any other right to which the Board member or Committee member or other person may be entitled as a matter of law or otherwise.

11.16 BONDING.

           (a) Except as is prescribed by the Board of Directors, as provided in Section 412 of ERISA, or as may be required under any other applicable law, no bond or other security shall be required by any member of the Committee, or any other fiduciary under this Plan.

           (b) Notwithstanding the foregoing, for purposes of satisfying its indemnity obligations under Section 11.15, the Company may (but need not) purchase and pay premiums for one or more policies of insurance. However, this insurance shall not release the Company of its liability under the indemnification provisions.

11.17 PROHIBITION AGAINST CERTAIN ACTIONS.

           (a) To the extent prohibited by law, in administering this Plan the Committee shall not discriminate in favor of any class of Employees and particularly it shall not discriminate in favor of highly compensated Employees, or Employees who are officers or shareholders of the Company.

           (b) The Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under Section 4975(c) of the Code or Section 406(a) of ERISA.

           (c) All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.

11.18 PLAN EXPENSES.

     All expenses incurred in the establishment, administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be charged to the Trust Fund and allocated to Participants' Accounts as determined by the Committee, but shall be paid by the Company if not paid by the Trust Fund.

                                 ARTICLE XII

                       MERGER OF COMPANY; MERGER OF PLAN

12.1 EFFECT OF REORGANIZATION OR TRANSFER OF ASSETS.

     In the event of a consolidation, merger, sale, liquidation, or other transfer of the operating assets of the Company to any other company, the ultimate successor or successors to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect, in the same manner as if the Plan had been adopted by resolution of its board of directors, unless the successor(s), by resolution of its board of directors, shall elect not to so continue this Plan in effect, in which case the Plan shall automatically be deemed terminated as of the applicable effective date set forth in the board resolution.

12.2 MERGER RESTRICTION.

     Notwithstanding any other provision in this Article, this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

                                 ARTICLE XIII

                             PLAN TERMINATION AND

                        DISCONTINUANCE OF CONTRIBUTIONS

13.1 PLAN TERMINATION.

        (a) (i) Subject to the following provisions of this Section 13.1, the Company may terminate the Plan and the Trust Agreements at any time by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such an instrument, and delivered to the Trustee.

            (ii) The Plan and Trust Agreements may terminate if the Company merges into any other corporation, if as the result of the merger the entity of the Company ceases, and the Plan is terminated pursuant to the rules of Section 12.1.

        (b) Upon and after the effective date of the termination, the Company shall not make any further contributions under the Plan and no contributions need be made by the Company applicable to the Plan Year in which the termination occurs, except as may otherwise be required by law.

        (c) The rights of all affected Participants to benefits accrued to the date of termination of the Plan, to the extent funded as of the date of termination, shall automatically become fully vested as of that date.

13.2 DISCONTINUANCE OF CONTRIBUTIONS.

        (a) In the event the Company decides it is impossible or inadvisable for business reasons to continue to make Company contributions under the Plan, the Company by resolution of its Board of Directors may discontinue contributions to the Plan. Upon and after the effective date of this discontinuance, the Company shall not make any further Company contributions under the Plan and no Company contributions need be made by the Company with respect to the Plan Year in which the discontinuance occurs, except as may otherwise be required by law.

        (b) The discontinuance of Company contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held by the Trustee, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions of the Plan until all of the obligations under the Plan shall have been discharged and satisfied.

        (c) However, if this discontinuance of Company contributions shall cause the Plan to lose its status as a qualified plan under Code
   Section 401(a), the Plan shall be terminated in accordance with the provisions of this Article XIII.

       (d) On and after the effective date of a discontinuance of Company contributions, the rights of all affected Participants to benefits accrued to that date, to the extent funded as of that date, shall automatically become fully vested as of that date.

13.3 RIGHTS OF PARTICIPANTS.

     In the event of the termination of the Plan, for any cause whatsoever, ail assets of the Plan, after payment of expenses, shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Company, except as provided in Section 6.3 of this Plan.

13.4 TRUSTEE'S DUTIES ON TERMINATION.

       (a) On or before the effective date of termination of this Plan, the Trustee shall proceed as soon as possible, but in any event within six months from the effective date, to reduce all of the assets of the Trust Fund to cash and/or common stock and other securities in such proportions as the Committee shall determine (after approval by the Internal Revenue Service, if necessary or desirable, with respect to any portion of the assets of the Trust Fund held in common stock or securities of the Company).

       (b) After first deducting the estimated expenses for liquidation and distribution chargeable to the Trust Fund, and after setting aside a reasonable reserve for expenses and liabilities (absolute or contingent) of the Trust, the Committee shall make required allocations of items of income and expense to the Accounts.

       (c) Following these allocations, the Trustee shall promptly, after receipt of appropriate instructions from the Committee, distribute in accordance with Section 9.7 to each former Participant a benefit equal to the amount credited to his/her Accounts as of the date of completion of the liquidation.

       (d) The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of this Plan and for the making of distributions in accordance with the provisions of this Plan.

       (e) Notwithstanding the foregoing, distributions to Participants upon Plan termination in accordance with this Section 13.4 shall not be made if the Company establishes or maintains a "successor plan" as defined in regulations issued under Section 401(k)(10) of the Code. In the event benefits are not distributable upon the termination of the Plan, the Committee shall direct the Trustee to hold the assets until benefits become distributable under the Plan, or to transfer such benefits to the "successor plan" in accordance with regulations prescribed by the Secretary of the Treasury.

13.5 PARTIAL TERMINATION.

       (a) In the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), the interests of affected
   Participants in the Trust Fund, as of the date of the partial termination, shall become nonforfeitable as of that date.

       (b) That portion of the assets of the Plan affected by the partial termination shall be used exclusively for the benefit of the affected Participants and their Beneficiaries, and no part thereof shall otherwise be applied.

       (c) With respect to Plan assets and Participants affected by a partial termination, the Committee and the Trustee shall follow the same procedures and take the same actions prescribed in this Article XIII in the case of a total termination of the Plan.

13.6 FAILURE TO CONTRIBUTE.

     The failure of the Company to contribute to the Trust in any year, if contributions are not required under the Plan for that year, shall not constitute a complete discontinuance of contributions to the Plan.

13.7 DISTRIBUTIONS UPON SALE OF ASSETS OR SALE OF SUBSIDIARY.

       (a) Subject to the requirements of (b) below, upon the sale, to an entity that is not an Affiliated Company with respect to the Participating Employer, of either

             (i) substantially all of the assets used by the Participating Employer in the trade or business in which the Participant is employed, or

            (ii) the incorporated Participating Employer's interest in a subsidiary that is also a Participating Employer,

   a Participant shall be entitled to payment of his Distributable Benefit in accordance with Article IX.

       (b) Payment of a Participant's Distributable Benefit upon a Participating Employer's sale of assets or subsidiary that satisfies the requirements of (a) above may only be made if

             (i) the Participating Employer continues to maintain the Plan after the sale and the purchaser does not adopt the Plan;

            (ii) the Participant continues employment with the purchaser; and

           (iii) payment is made by the end of the second calendar year after the calendar year in which the sale occurred.

                                  ARTICLE XIV

                            APPLICATION FOR BENEFITS

14.1 APPLICATION FOR BENEFITS.

     The Committee may require any person claiming benefits under the Plan to submit an application therefor, together with such documents and information as the Committee may require. In the case of any person suffering from a disability which prevents the claimant from making personal application for benefits, the Committee may, in its discretion, permit another person acting on his/her behalf to submit the application.

14.2 ACTION ON APPLICATION.

       (a) Within ninety days following receipt of an application and all necessary documents and information, the Committee's authorized delegate reviewing the claim shall furnish the claimant with written notice of the decision rendered with respect to the application.

       (b) In the case of a denial of the claimant's application, the written notice shall set forth:

             (i) The specific reasons for the denial, with reference to the Plan provisions upon which the denial is based;

            (ii) A description of any additional information or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

           (iii) An explanation of the Plan's claim review procedure.

       (c) A claimant who wishes to contest the denial of his/her application for benefits or to contest the amount of benefits payable to him shall follow the procedures for an appeal of benefits as set forth in Section 14.3 below, and shall exhaust such administrative procedures prior to seeking any other form of relief.

14.3 APPEALS.

       (a) (i) A claimant who does not agree with the decision rendered with respect to his/her application may appeal the decision to the Committee.

            (ii) The appeal shall be made, in writing, within sixty-five days after the date of notice of the decision with respect to the application.

           (iii) If the application has neither been approved nor denied within the ninety day period provided in Section 14.2 above, then the appeal shall be made within sixty-five days after the expiration of the ninety day period.

       (b) The claimant may request that his/her application be given full and fair review by the Committee. The claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.

       (c) The decision of the Committee shall be made promptly, and not later than sixty days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of a request for review.

       (d) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                                  ARTICLE XV
                         LIMITATIONS ON CONTRIBUTIONS

15.1 GENERAL RULE.

       (a) Notwithstanding anything to the contrary contained in this Plan, and except as provided in paragraph (b) below, the total
   Annual Additions under this Plan to a Participant's Plan Accounts for any Plan Year shall not exceed the lesser of:

             (i) the Defined Contribution Dollar Limitation; or

            (ii) Twenty-five percent of the Participant s total Compensation (within the meaning of Section 415(c)(3) of the Code) from the Company and any Affiliated Companies for the Limitation Year.

       (b) For purposes of Section 15.1, "Defined Contribution Dollar Limitation" shall mean Thirty Thousand Dollars ($30,000) or, if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

       (c) For purposes of this Article XV, the Company has elected a "Limitation Year" corresponding to the Plan Year.

       (d) The compensation limitation referred to in Section 15.1(a)(ii) shall not apply to:

             (i) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition; or

            (ii) any amount otherwise treated as an Annual Addition under
    Section 415(1)(1) of the Code.

15.2 ANNUAL ADDITIONS.

     For purposes of Section 15.1, the term "Annual Additions" shall mean the amount allocated to a Participant's Account under the Plan during the Limitation Year that constitutes (a) Company contributions, (b) Employee contributions, (c) forfeitures, and (d) amounts described in Sections 415(1)(1) and 419A(d)(2) of the Code. The term "Employee Contributions," for purposes of the preceding sentence, shall mean amounts considered contributed by the Employee and which do not qualify for tax deferral treatment under
Section 401(k) of the Code. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition.

15.3 OTHER DEFINED CONTRIBUTION PLANS.

     If the Company or an Affiliated Company is contributing to any other defined contribution plan (as defined in Section 415(i) of the Code) for its Employees, some or all of whom may be Participants in this Plan, then contributions to the other plan shall be aggregated with contributions under this Plan for the purposes of applying the limitations of Section 15.1.

15.4 COMBINED PLAN LIMITATION (DEFINED BENEFIT PLAN}.

     In the event a Participant hereunder also is a participant in any qualified defined benefit plan (within the meaning of Section 415(k) of the Internal Revenue Code) of the Company or an Affiliated Company, then the benefit payable under such other defined benefit plan, or any of them, shall be reduced for so long and to the extent necessary to provide that the sum of the "defined benefit fraction" as defined in subsection (a) below and the "defined contribution fraction" as defined in subsection (b) below, for any Plan Year shall not exceed 1.

       (a) "Defined Benefit Fraction" shall be a fraction, the numerator of which is the projected benefit of a Participant under all qualified defined benefit plans adopted by the Company or an Affiliated Company expressed as either an annual straight life annuity or a qualified joint and survivor annuity providing the maximum permissible survivor benefit (determined as of the close of the Plan Year), and the denominator of which is the lesser of (i) the maximum dollar amount otherwise allowable for such Plan Year under applicable law times 1.25 or (ii) the Percentage of compensation limit for such Plan Year times 1.4.

       (b) "Defined Contribution Fraction" shall be a fraction, the numerator of which is the sum of the annual addition of the Participant s account under this Plan and any other defined contribution plans adopted by the Company or an Affiliated Company for each Plan Year, and the denominator of which is the lesser for each such Plan Year of (i) maximum Annual Addition which could have been made under this Plan and. any other defined contribution plans adopted by the Company or an Affiliated Company for such Plan Year and for each prior Plan Year of service with the Company or an Affiliated Company times 1.25 or (ii) the amount determined under the percentage of compensation limit for such Plan Year times 1.4.

     Notwithstanding anything to the contrary in this Plan, in the case of a Participant who was also a participant before January 1, 1982 in a defined benefit plan which was in existence on July 1, 1982, and with respect to which the requirements of Section 415(b) of the Internal Revenue Code had been met for all Plan Years, if such Participant's current accrued benefit under such plan exceeds the limitation of Section 415(b) of the Internal Revenue Code for Plan Years commencing after January 1, 1983, then for purposes of that plan and for purposes of this Section 15.4, the limitations of Section 415(b) and (c) of Internal Revenue Code with respect to such individual shall be equal to the Participant's current accrued benefit under said plan. Solely for purposes of determining the amount of such limitation, the term "current accrued benefit" shall mean the Participant's accrued benefit under the defined benefit plan as of the close of the last Plan Year beginning before January 1, 1983 when expressed as an annual benefit, within the meaning of Section 415(b)(2) of the Internal Revenue Code as in effect for such Plan Years; provided, however, that such Participant's current accrued benefit is not changed after July 1, 1982, and no cost of living adjustment occurring after July 1, 1982 is taken into account.

     In applying the provisions of this Section 15.4 in the case of a defined benefit plan which satisfied the requirements of Section 415 of the Internal Revenue Code for the last Plan Year commencing prior to January 1, 1983, any reduction in a Participant's benefit shall be in accordance with Section 415(e) of the Internal Revenue Code, and any regulations promulgated thereunder by the Secretary of the Treasury. The reduction of a Participant's benefit due from qualified defined benefit plans shall be made in accordance with uniform rules adopted jointly by the parties responsible for the control and management of the operation and administration of such plans.

     If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Fraction (not exceeding the numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Fraction and Defined Contribution Fraction computed under Section 415(e)(1) of the Code does not exceed 1.0 for such Limitation Year.

15.5 ADJUSTMENTS FOR EXCESS ANNUAL ADDITIONS.

     In general, Annual Additions for any Plan Year under this Plan and any other defined contribution plan (as defined in Code Section 414(i)) or defined benefit plan (as defined in Code Section 414(j)) maintained by the Company or an Affiliated Company will be determined so as to avoid Annual Additions in excess of the limitations set forth in Sections 15.1 through
15.4. However, if as a result of a reasonable error in estimating the amount of the Annual Additions to a Participant's Accounts under this Plan, such Annual Additions (after giving effect to the maximum permissible adjustments under the other plans) exceed the applicable limitations described in Sections 15.1 through 15.4, for Plan Years commencing on and after January 1, 1993, such excess Annual Additions shall be corrected as follows:

       (a) If the Participant made any voluntary after-tax contributions to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which after-tax contributions were not matched by matching contributions, within the meaning of Code
   Section 401(m), such after-tax contributions shall be returned to the Participant, to the extent of any excess Annual Additions.

       (b) If excess Annual Additions remain after the application of the above rule, if the Participant made any Compensation Deferral Contributions to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which Compensation Deferral Contributions were not matched by matching contributions, within the meaning of Code Section 401(m), such Compensation Deferral Contributions shall be returned to the Participant, to the extent of any excess Annual Additions.

       (c) If excess Annual Additions remain after the application of the above rule, if the Participant made any after-tax contributions to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which after-tax contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such after-tax contributions shall be returned to the Participant

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


   and any matching contributions attributable thereto shall be reduced, to the extent necessary to eliminate any remaining excess Annual Additions.

       (d) If excess Annual Additions remain after the application of the above rule, if the Participant made any Compensation Deferral Contributions to this or any other defined contribution plan that is maintained by the Company or an Affiliated Company, which Compensation Deferral Contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such Compensation Deferral Contributions shall be returned to the Participant and any matching contributions attributable thereto shall be reduced, to the extent necessary to eliminate any remaining excess Annual Additions.

       (e) If excess Annual Additions remain after the application of the above rule, any other Company contributions shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

15.6 DISPOSITION OF EXCESS COMPANY CONTRIBUTION AMOUNTS.

     Any excess Annual Additions attributable to Company contributions on behalf of a Participant for any Plan Year, other than Compensation Deferral Contributions returned to the Participant in accordance with Section 15.5, shall be held unallocated in a suspense account for the Plan Year and applied to reduce the Company contributions for the succeeding Plan Year, or Years, if necessary. No investment gains or losses shall be allocated to a suspense account established for this purpose.

15.7 AFFILIATED COMPANY.

     For purposes of this Article XV, the status of an entity as an Affiliated Company shall be determined by reference to the percentage tests set forth in Code Section 415(h).


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


                                  ARTICLE XVI
                            RESTRICTION ON ALIENATION

16.1 GENERAL RESTRICTIONS AGAINST ALIENATION.

       (a) The interest of any Participant or Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may otherwise be provided for in the Trust Agreement. The interest of any Participant or Beneficiary shall not be liable or subject to his/her debts, liabilities, or obligations, now contracted, or which may be subsequently contracted. The interest of any Participant or Beneficiary shall be free from all claims, liabilities, bankruptcy proceedings, or other legal process now or hereafter incurred or arising; and the interest or any part thereof, shall not be subject to any judgment rendered against the Participant or Beneficiary.

    (b) In the event any person attempts to take any action contrary to this Article XVI, that action shall be void and the Company, the Committee, the Trustees and all Participants and their Beneficiaries, may disregard that action and are not in any manner bound thereby, and they, and each of them separately, shall suffer no liability for any disregard of that action, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of that action.

    (c) The preceding provisions of this Section 16.1 shall be interpreted and applied by the Committee in accordance with the requirements of Code Section 401(a)(13) as construed and interpreted by authoritative judicial and administrative rulings and regulations.

16.2 NONCONFORMING DISTRIBUTIONS UNDER COURT ORDER.

    (a) In the event that a court with jurisdiction over the Plan and the Trust Fund shall issue an order or render a judgment requiring that all or part of a Participant's interest under the Plan and in the Trust Fund be paid to a spouse, former spouse and/or children of the Participant by reason of or in connection with the marital dissolution and/or marital separation of the Participant and the spouse, and/or some other similar proceeding involving marital rights and property interests, then notwithstanding the provisions of Section 16.1 the Committee may, in its absolute discretion, direct the applicable
Trustee to comply with that court order or judgment and distribute assets of the Trust Fund in accordance therewith.

    (b) The Committee's decision with respect to compliance with any such court order or judgment shall be made in its absolute discretion and shall be binding upon the Trustee and all Participants and their Beneficiaries, provided, however, that the

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

Committee in the exercise of its discretion shall not make payments in accordance with the terms of an order which is not a qualified domestic relations order as defined in Code Section 414(p) or which the Committee determines would jeopardize the continued qualification of the Plan and Trust under Section 401 of the Code.

    (c) Neither the Plan, the Company, the Committee nor the Trustee shall be liable in any manner to any person, including any Participant or Beneficiary, for complying with any such court order or judgment.

    (d) Nothing in this Section 16.2 shall be interpreted as placing upon the Company, the Committee or any Trustee any duty or obligation to comply with any such court order or judgment. The Committee may, if in its absolute discretion it deems it to be in the best interests of the Plan and the Participants, determine that any such court order or judgment shall be resisted by means of judicial appeal or other available judicial remedy, and in that event the Trustee shall act in accordance with the Committee s directions.

    (e) The Committee shall adopt procedures and provide notifications to a Participant and alternate payees in connection with a qualified domestic relations order, to the extent required under Code Section 414(p).

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
                                ARTICLE XVII

                               PLAN AMENDMENTS

       17.1 AMENDMENTS. The Board of Directors may at any time, and from time to time, amend the Plan by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such instrument, and delivered to the applicable Trustee. However, no amendment shall be made at any time, the effect of which would be:

              (a) To cause any assets of the Trust Fund to be used for or diverted to purposes other than providing benefits to the Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan (except as provided in Section 6.3);

              (b) To have any retroactive effect so as to deprive any Participant or Beneficiary of any accrued benefit to which he/she would be entitled under this Plan if his/her employment were terminated immediately before the amendment, to the extent so doing would contravne Code Section 411(d)(6);

              (c) To eliminate or reduce a subsidy or early retirement benefit or an optional form of benefit to the extent so doing would contravene Code Section 411(d)(6); or

              (d) To increase the responsibilities or liabilities of a Trustee or an Investment Manager without his/her written consent.

       17.2  RETROACTIVE AMENDMENTS.

             Notwithsanding any provisions of this Article XVII to the contrary, the Plan may be amended prospectively or retroactively (as provided in Section 401(b) of the Code) to make the Plan conform to any provision of ERISA, any Code provisions dealing with tax-qualified employees' trusts, or any regulation under either.

       17.3  AMENDMENT OF VESTING PROVISIONS.

             If the Plan is amended in any way that directly or indirectly affects the computation of a Participant's Distributable Benefit, each Participant who has completed at least three (3) one-year Periods of Service may elect, within a reasonable time after the adoption of the amendment, to continue to have his/her vested interest computed under the Plan without regard to such amendment. The period during which the election may be made shall commence when the date of the amendment is adopted and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment is effective; or (iii) 60 days after the Participant is issued written notice of the amendment.


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

                                ARTICLE XVIII

                                MISCELLANEOUS

18.1   NO ENLARGEMENT OF EMPLOYEE RIGHTS.

              (a) This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.

              (b) Nothing contained in this Plan or the Trust shall be deemed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any Employee at any time.

              (c) No Employee, nor any other person, shall have any right to or interest in any portion of the Trust Fund other than as specifically provided in this Plan.

18.2   MAILING OF PAYMENTS: LAPSED BENEFITS.

              (a) All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to the last address of any other person entitled to such payments under the terms of the Plan) furnished pursuant to Section 18.3 below.

              (b) In the event that a benefit is payable under this Plan to a Participant or any other person and after reasonable efforts such person cannot be located for the purpose of paying the benefit for a period of seven (7) consecutive years, the person conclusively shall be presumed dead and upon the termination of such seven (7) year period the benefit shall be forfeited and as soon thereafter as practicable shall be allocated, on a per capita basis, among the Matching Accounts of all Participants for whom such Accounts are maintained on the date of such allocation.

              (c)  For purposes of this Section 18.2, the term
       "Beneficiary" shall include any person entitled under Section 9.9 to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that the benefit will be distributed to an eligible Beneficiary in a lower priority category under Section 9.9 if no eligible Beneficiary in a higher priority category can be located by the Committee after reasonable efforts have been made.

              (d) The Accounts of a Participant shall continue to be maintained until the amounts in the Accounts are paid to the Participant or his/her Beneficiary. Notwithstanding the foregoing, in the event that the Plan is terminated, the following rules shall apply:


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

                   (i) All Participants (including Participants who have not previously claimed their benefits under the Plan) shall be notified of their right to receive a distribution of their interests in the Plan;

                   (ii) All Participants shall be given a reasonable length of time, which shall be specified in the notice, in which to claim their benefits;

                   (iii) All Participants (and their Beneficiaries) who do not claim their benefits within the designated time period shall be presumed to be dead. The Accounts of such Participants shall be forfeited at such time. These forfeitures shall be disposed of according to rules prescribed by the Committee, which rules shall be consistent with applicable law.

                   (iv) The Committee shall prescribe such rules as it may deem necessary or appropriate with respect to the notice and forfeiture rules stated above.

              (e) Should it be determined that the preceding rules relating to forfeiture of benefits upon Plan termination are inconsistent with any of the provisions of the Code and/or ERISA, these provisions shall become inoperative without the need for a Plan amendment and the Committee shall prescribe rules that are consistent with the applicable provisions of the Code and/or ERISA.

18.3   ADDRESSES.

              Each Participant shall be responsible for furnishing the Committee with his/her correct current address and the correct current name and address of his/her Beneficiary or Beneficiaries.

18.4   NOTICES AND COMMUNICATIONS.

              (a) All applications, notices, designations, elections, and other communications from Participants shall be in writing, on forms prescribed by the Committee and shall be mailed or delivered to the office designated by the Committee, and shall be deemed to have been given when received by that office.

              (b) Each notice, report, remittance, statement and other communication directed to a Participant or Beneficiary shall be in writing and may be delivered in person or by mail. An item shall be deemed to have been delivered and received by the Participant when it is deposited in the United States Mail with postage prepaid, addressed to the Participant-or Beneficiary at his/her last address of record with the Committee.

18.5 REPORTING AND DISCLOSURE.

              The Plan Administrator shall be responsible for the reporting and disclosure of information required to be reported or disclosed by the Plan Administrator pursuant to ERISA or any other applicable law.


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

18.6   GOVERNING LAW.

              All legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California to the extent not superseded by ERISA. All contributions made hereunder shall be deemed to have been made in California.

18.7   INTERPRETATION.

              (a) Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section. Unless the context clearly indicates otherwise, masculine gender shall include the feminine, and the singular shall include the plural and the plural the singular.

              (b) The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying the requirements (of Code Sections 401(a) and 401(k) and related statutes) for qualification as a qualified cash or deferred arrangement.

18.8   WITHHOLDING FOR TAXES.

              Any payments out of the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

18.9   LIMITATION ON COMPANY; COMMITTEE AND TRUSTEE LIABILITY.

              Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and neither the Company, the Committee nor the Trustee assume any responsibility for the sufficiency of the assets of the Trust to provide the benefits payable hereunder.

18.10  SUCCESSORS AND ASSIGNS.

              This Plan and the Trust established hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

18.11  COUNTERPARTS.

              This Plan document may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.


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

                                  ARTICLE XIX

                             TOP-HEAVY PLAN RULES

19.1   APPLICABILITY.

              (a) Notwithstanding any provision in this Plan to the contrary, the provisions of this Article XIX shall apply in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 19.3.

              (b) Except as is expressly provided to the contrary, the rules of this Article XIX shall be applied after the application of the Affiliated Company rules of Section 2.2.

19.2 DEFINITIONS.

              (a)  For purposes of this Article XIX, the term "Key
       Employee" shall mean any Employee or former Employee who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is or was --

                   (i)   An officer of the Company having an
              annual compensation greater than one hundred fifty percent (150%) of the amount in effect under Code Section 415(c)(1)(A) for this Plan Year. However, no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers;

                   (ii)  One of the ten (10) employees having
              annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code
              Section 318) the largest interests in the Company. For this purpose, if two (2) Employees have the same interest in the Company, the employee having greater annual compensation from the Company shall be treated as having a larger interest;

                   (iii) A Five Percent Owner of the Company; or

                   (iv)  A One Percent Owner of the Company
              having an annual compensation from the Company of more than one hundred fifty thousand dollars ($150,000).

              (b)  For purposes of this Section 19.2, the term "Five
       Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company. The rules of Subsections (b), (c), and (m) of Code
       Section 414 shall not apply for purposes of applying these ownership rules. Thus, this ownership test shall be applied separately with respect to every Affiliated Company.


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

              (c) For purposes of this Section 19.2, the term "One Percent Owner" means any person who would be described in Paragraph
       (b) if "one percent (1%)" were substituted for "five percent (5%)" each place where it appears therein.

              (d) For purposes of this Section 19.2, the rules of Code Section 318(a)(2)(C) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)."

              (e)  For purposes of this Article XIX, the term
       "Non-Key Employee" shall mean any Employee who is not a Key Employee.

              (f) For purposes of this Article XIX, the terms "Key Employee" and "Non-Key Employee" include their Beneficiaries.

19.3   TOP-HEAVY STATUS.

              (a) The term "Top-Heavy Plan" means, with respect to any Plan Year --

                   (i)   Any defined benefit plan if, as of
              the Determination Date, the present value of the cumulative accrued benefits under the Plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all Employees, and

                   (ii)  Any defined contribution plan if, as
              of the Determination Date, the aggregate of the account balances of Key Employees under the Plan exceeds sixty percent (60%) of the present value of the aggregate of the account balances of all Employees under the plan.

              For purposes of this Paragraph (a), the term "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of any plan, the term "Determination Date" shall mean the last day of that Plan Year.

              The present value of account balances under a defined contribution plan shall be determined as of the most recent valuation date that falls within or ends on the Determination Date. The present value of accrued benefits under a defined benefit plan shall be determined as of the same valuation date used for computing plan costs for minimum funding.

              (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group. If the Aggregation Group is not a Top-Heavy Group no plan in such group shall be a Top-Heavy Plan.

                   (i)   The term "Aggregation Group" means --

                         (A) Each Plan of the Company in which a Key Employee is
                 a Participant, and

                         (B) Each other plan of the Company which enables any
                 plan described in Subdivision (A) to meet the requirements of Code Sections 401(a)(4) or 410.

       Also, any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                   (ii) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of --

                         (A) The present value of the cumulative accrued
                 benefits for Key Employees under all defined benefit plans included in the group, and

                         (B) The aggregate of the account balances of Key
                 Employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Employees.

                   (iii) For purposes of determining --

                         (A) The present value of the cumulative accrued benefit
                 of any Employee, or

                         (B) The amount of the account balance of any Employee,

       such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five (5) year period ending on the Determination Date. The preceding rule shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group. Also, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

              (c) If any individual is not a Non-Key Employee with respect to any plan for any Plan Year, but the individual was a Key Employee with respect to the plan for any prior Plan Year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 19.3.

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

              (d) If any individual has not received any Compensation from the Company (other than benefits under the Plan) or has not performed any services for the Company at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this
       Section 19.3. If such individual returns after the five (5) year period, such Employee's total accrued benefit shall be included in determining whether the Plan is Top-Heavy.

19.4   MINIMUM CONTRIBUTIONS.

              For each Plan Year in which the Plan is Top-Heavy, the minimum contributions for that year shall be determined in accordance with the rules of this Section 19.4.

              (a) Except as provided in (b) below, the minimum contribution for each Non-Key Employee who has not separated from service as of the last day of the Plan Year (excluding amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any employer contributions taken into account under Section 401(k)(3) or 401(m)(3) of the Code) shall be not less than three percent (3%) of his/her Compensation, regardless of whether the Non-Key Employee has less than 1,000 Hours of Service during such Plan Year, his/her level of Compensation, or elected to make Compensation Deferral Contributions to the Plan Year for such year.

              (b) Subject to the following rules of this Paragraph (b), the percentage set forth in Paragraph (a) above shall not be required to exceed the percentage at which contributions (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any employer contributions taken into account under
       Section 401(k)(3) or 401(m)(3) of the Code) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his/her total compensation for the year as does not exceed two hundred thousand dollars ($200,000), as adjusted in the same time and in the same manner as under Section 415(d) of the Code. For purposes of this Paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. However, the rules of this Paragraph (b) shall not apply to any plan required to be included if an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410.

              (c) The requirements of this Section 19.4 must be satisfied without taking into account contributions under chapters 2 or 21 of the Code, Title II of the Social Security Act, or any other Federal or State law.

              (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the defined benefit minimum, offset by the benefits provided under the defined contribution plan, shall be provided under the defined benefit plan.

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

              (e) In no instance may the Plan take into account an Employee's compensation in excess of the first two hundred thousand dollars ($200,000), as adjusted in the same time and in the same manner as under Section 415(d) of the Code. For purposes of this
       Section 19.4, an Employee's Compensation shall be as defined in
       Section 2.9(b) for purposes of this Article XIX.

19.5   MAXIMUM ANNUAL ADDITION.

              (a) Except as set forth below, in the case of any Top-Heavy Plan the rules of Code Section 415(e)(2)(B) and (3)(B) shall be applied by substituting "1.0" for "1.25."

              (b) The rule set forth in Paragraph (a) above shall not apply if the requirements of both Subparagraphs (i) and (ii), below, are satisfied.

                   (i) The requirements of this Subparagraph (i) are satisfied if the rules of Section 18.4(a) above would be satisfied after substituting "four percent (4%)" for "three percent (3%)" where it appears therein with respect to Participants covered only under a defined contribution plan.

                   (ii) The requirements of this Subparagraph (ii) are satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Section 18.3(a)(ii).

              (c) The rules of Paragraph (a) shall not apply with respect to any Employee as long as there are no --

                   (i)   Company Contributions, forfeitures, or
              voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or

                   (ii) Accruals by the Employee under a defined benefit plan maintained by the Company.

19.6   VESTING RULES.

              The Plan at all times satisfies the minimum vesting requirements of Section 416 of the Code.

19.7   NON-ELIGIBLE EMPLOYEES.

              The rules of this Article XIX shall not apply to any Employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

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

              IN WITNESS WHEREOF, in order to record the adoption of this Plan, 20th Century Industries Has caused this instrument to be executed by its duly authorized officers this 27TH day of OCTOBER, 1993 effective, however, as of January 1, 1989 except as otherwise expressly provided herein.

                                       20TH CENTURY INDUSTRIES



                                       By:  /s/ RICHARD A. ANDRE
                                          ----------------------------------


                                       By:  /s/ CHARLES I. PETIT
                                          ----------------------------------


                                      83